                                                                 Exhibit 4(g)(1)

================================================================================

                         ------------------------------

                                XEROX CORPORATION

                         ------------------------------

                                    INDENTURE

                          DATED AS OF NOVEMBER 27, 2001

                         ------------------------------

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                                   AS TRUSTEE

                         ------------------------------

           7 1/2% CONVERTIBLE JUNIOR SUBORDINATED DEBENTURES DUE 2021

================================================================================

                                    TIE-SHEET

     of provisions of Trust Indenture Act of 1939 with Indenture dated as of November 27, 2001 between Xerox Corporation and Wells Fargo Bank Minnesota, National Association, as Trustee:

                                                                     INDENTURE
ACT SECTION                                                           SECTION

310(a)(1)..............................................................6.09
     (a)(2) ...........................................................6.09
310(a)(3)...............................................................N/A
     (a)(4).............................................................N/A
310(a)(5)........................................................6.10, 6.11
310(b)..................................................................N/A
310(c).................................................................6.13
311(a) and (b)......................................................... N/A
311(c)........................................................4.01, 4.02(a)
312(a).................................................................4.02
312(b) and (c).........................................................4.04
313(a).................................................................4.04
313(b)(1)..............................................................4.04
313(b)(2)..............................................................4.04
313(c).................................................................4.04
313(d).................................................................4.04
314(a).................................................................4.03
314(b)..................................................................N/A
314(c)(1) and (2)......................................................6.07
314(c)(3)...............................................................N/A
314(d) .................................................................N/A
314(e).................................................................6.07
314(f) .................................................................N/A
315(a)(c) and (d)......................................................6.01
315(b).................................................................5.08
315(e) ................................................................5.09
316(a)(1) .............................................................5.07
316(a)(2) ..............................................................N/A
316(a) last sentence ..................................................2.09
316(b).................................................................9.02
317(a).................................................................5.05
317(b).................................................................6.05
318(a)................................................................13.08

-----------------------
                  THIS TIE-SHEET IS NOT PART OF THE INDENTURE AS EXECUTED.

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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01.  Definitions..............................................     1

                                   ARTICLE II
                                   SECURITIES

SECTION 2.01.   Forms Generally.........................................    10
SECTION 2.02.   Execution and Authentication............................    10
SECTION 2.03.   Form and Payment and Delivery...........................    10
SECTION 2.04.   Legends.................................................    10
SECTION 2.05.   Global Security.........................................    11
SECTION 2.06.   Interest................................................    12
SECTION 2.07.   Transfer and Exchange...................................    13
SECTION 2.08.   Replacement Securities..................................    14
SECTION 2.09.   Temporary Securities....................................    14
SECTION 2.10.   Cancellation............................................    15
SECTION 2.11.   Defaulted Interest......................................    15
SECTION 2.12.   CUSIP Numbers...........................................    16

                                   ARTICLE III
                       PARTICULAR COVENANTS OF THE COMPANY

SECTION 3.01.    Payment and Delivery of Amounts due....................    16
SECTION 3.02.    Offices for Notices and Payments, etc..................    16
SECTION 3.03.    Appointments to Fill Vacancies in Trustee's Office.....    17
SECTION 3.04.    Provision as to Paying Agent...........................    17
SECTION 3.05.    Certificate to Trustee.................................    18
SECTION 3.06.    Compliance with Consolidation Provisions...............    18
SECTION 3.07.    Limitation on Dividends................................    18
SECTION 3.08.    Covenants as to Xerox Capital and Xerox Funding........    19
SECTION 3.09.    Payment of Expenses....................................    20
SECTION 3.10.    Payment Upon Resignation or Removal....................    21

                                   ARTICLE IV
                SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY
                                 AND THE TRUSTEE

SECTION 4.01.   Lists of Securityholders................................    21
SECTION 4.02.   Reports by the Trustee..................................    21
SECTION 4.03.   Periodic Reports to Trustee.............................    21

                                    ARTICLE V
                 REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON
                                EVENT OF DEFAULT

SECTION 5.01.   Events of Default.......................................    22
SECTION 5.02.   Payment of Securities on Default; Suit Therefor.........    24
SECTION 5.03.   Application of Moneys Collected by Trustee..............    26

SECTION 5.04.   Proceedings by Securityholders..........................    26
SECTION 5.05.   Proceedings by Trustee..................................    27
SECTION 5.06.   Remedies Cumulative and Continuing......................    27
SECTION 5.07.   Direction of Proceedings and Waiver of Defaults
                   by Majority of Securityholders.......................    28
SECTION 5.08.   Notice of Defaults......................................    29
SECTION 5.09.   Undertaking to Pay Costs................................    29

                                   ARTICLE VI
                            CONCERNING THE TRUSTEE

SECTION 6.01.   Duties and Responsibilities of Trustee..................    29
SECTION 6.02.   Reliance on Documents, Opinions, etc....................    30
SECTION 6.03.   No Responsibility for Recitals, etc.....................    31
SECTION 6.04.   Trustee, Authenticating Agent, Paying Agents,
                   Transfer Agents or Registrar May Own Securities......    32
SECTION 6.05.   Moneys to be Held in Trust..............................    32
SECTION 6.06.   Compensation and Expenses of Trustee....................    32
SECTION 6.07.   Officers' Certificate as Evidence.......................    33
SECTION 6.08.   Conflicting Interest of Trustee.........................    33
SECTION 6.09.   Eligibility of Trustee..................................    33
SECTION 6.10.   Resignation or Removal of Trustee.......................    34
SECTION 6.11.   Acceptance by Successor Trustee.........................    35
SECTION 6.12.   Succession by Merger, etc...............................    35
SECTION 6.13.   Limitation on Rights of Trustee as a Creditor...........    36
SECTION 6.14.   Authenticating Agents...................................    36
SECTION 6.15.   Appointment of Conversion Agent.........................    37

                                   ARTICLE VII
                         CONCERNING THE SECURITYHOLDERS

SECTION 7.01.   Action by Securityholders...............................    37
SECTION 7.02.   Proof of Execution by Securityholders...................    38
SECTION 7.03.   Who Are Deemed Absolute Owners..........................    38
SECTION 7.04.   Securities Owned by Company Deemed Not Outstanding......    39
SECTION 7.05.   Revocation of Consents; Future Holders Bound............    39

                                  ARTICLE VIII
                            SECURITYHOLDERS' MEETINGS

SECTION 8.01.   Purposes of Meetings....................................    39
SECTION 8.02.   Call of Meetings by Trustee.............................    40
SECTION 8.03.   Call of Meetings by Company or Securityholders..........    40
SECTION 8.04.   Qualifications for Voting...............................    40
SECTION 8.05.   Regulations.............................................    40
SECTION 8.06.   Voting..................................................    41

                                   ARTICLE IX
                                   AMENDMENTS

SECTION 9.01.   Without Consent of Securityholders......................    41
SECTION 9.02.   With Consent of Securityholders.........................    43
SECTION 9.03.   Compliance with Trust Indenture Act; Effect of
                   Supplemental Indentures..............................    44
SECTION 9.04.   Notation on Securities..................................    44
SECTION 9.05.   Evidence of Compliance of Supplemental Indenture to be
                   Furnished Trustee....................................    44

                                    ARTICLE X
               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

SECTION 10.01.  Company May Consolidate, etc., on Certain Terms.........    45
SECTION 10.02.  Successor Corporation to be Substituted for Company.....    45
SECTION 10.03.  Opinion of Counsel to be Given Trustee..................    46

                                   ARTICLE XI
                  SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 11.01.  Discharge of Indenture..................................    46
SECTION 11.02.  Deposited Moneys to be Held in Trust by Trustee.........    47
SECTION 11.03.  Paying Agent to Repay Moneys Held.......................    47
SECTION 11.04.  Return of Unclaimed Moneys..............................    47
SECTION 11.05.  Defeasance Upon Deposit of Moneys or U.S. Government
                   Obligations..........................................    47

                                   ARTICLE XII
      IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 12.01.  Indenture and Securities Solely Corporate Obligations.      48

                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

SECTION 13.01.  Successors..............................................    49
SECTION 13.02.  Official Acts by Successor Corporation..................    49
SECTION 13.03.  Surrender of Company Powers.............................    49
SECTION 13.04.  Addresses for Notices, etc..............................    49
SECTION 13.05.  Governing Law...........................................    50
SECTION 13.06.  Evidence of Compliance with Conditions Precedent........    50
SECTION 13.07.  Business Days...........................................    50
SECTION 13.08.  Trust Indenture Act to Control..........................    50
SECTION 13.09.  Table of Contents, Headings, etc........................    50
SECTION 13.10.  Execution in Counterparts...............................    51
SECTION 13.11.  Separability............................................    51
SECTION 13.12.  Assignment..............................................    51
SECTION 13.13.  Acknowledgement of Rights...............................    51

                                   ARTICLE XIV
                                   REDEMPTION

SECTION 14.01.  Optional Redemption by Company..........................    52
SECTION 14.02.  No Sinking Fund.........................................    52
SECTION 14.03.  Notice of Redemption; Selection of Securities...........    52
SECTION 14.04.  Payment of Securities Called for Redemption.............    53
SECTION 14.05.  Conversion Arrangement on Call for Redemption...........    53

                                   ARTICLE XV
                                    PURCHASE

SECTION 15.01.  Purchase of Securities at Option of the Holder..........    54
SECTION 15.02.  Purchase of Securities at Option of the Holder upon a
                   Change inControl.....................................    60
SECTION 15.03.  Effect of Purchase Notice or Change in Control
                   Purchase Notice......................................    68

SECTION 15.04.  Deposit of Purchase Price or Change in Control
                   Purchase Price.......................................    69
SECTION 15.05.  Securities Purchased in Part............................    70
SECTION 15.06.  Covenant to Comply With Securities Laws Upon
                   Purchase of Securities...............................    70
SECTION 15.07.  Repayment to the Company................................    70

                                   ARTICLE XVI
                                   CONVERSION

SECTION 16.01.  Conversion Privilege....................................    70
SECTION 16.02.  Conversion Procedure....................................    71
SECTION 16.03.  Fractional Shares.......................................    73
SECTION 16.04.  Taxes on Conversion.....................................    73
SECTION 16.05.  Company to Provide Stock................................    73
SECTION 16.06.  Adjustment for Change In Capital Stock..................    74
SECTION 16.07.  Adjustment for Rights Issue.............................    74
SECTION 16.08.  Adjustment for Other Distributions......................    76
SECTION 16.09.  Adjustment for Self Tender Offer........................    80
SECTION 16.10.  When Adjustment May Be Deferred.........................    80
SECTION 16.11.  When No Adjustment Required.............................    80
SECTION 16.12.  Notice of Adjustment....................................    81
SECTION 16.13.  Voluntary Increase......................................    81
SECTION 16.14.  Notice of Certain Transactions..........................    81
SECTION 16.15.  Reorganization of Company; Special Distributions........    82
SECTION 16.16.  Company Determination Final.............................    82
SECTION 16.17.  Trustee's Adjustment Disclaimer.........................    82
SECTION 16.18.  Simultaneous Adjustments................................    83
SECTION 16.19.  Successive Adjustments..................................    83
SECTION 16.20.  Rights Issued in Respect of Common Stock Issued
                   Upon Conversion......................................    83

                                  ARTICLE XVII
                           SUBORDINATION OF SECURITIES

SECTION 17.01.  Agreement to Subordinate................................    83
SECTION 17.02.  Default on Senior Indebtedness..........................    84
SECTION 17.03.  Liquidation; Dissolution; Bankruptcy....................    84
SECTION 17.04.  Subrogation.............................................    85
SECTION 17.05.  Trustee to Effectuate Subordination.....................    86
SECTION 17.06.  Notice by the Company...................................    86
SECTION 17.07.  Rights of the Trustee; Holders of Senior Indebtedness...    87
SECTION 17.08.  Subordination May Not Be Impaired.......................    87

EXHIBIT A.....FORM OF SECURITY

          THIS INDENTURE, dated as of November 27, 2001, between XEROX CORPORATION, a New York corporation (hereinafter sometimes called the "Company"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (hereinafter sometimes called the "Trustee"),

                           W I T N E S S E T H :

          In consideration of the premises, and the purchase of the Securities by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01 Definitions.

          The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture shall have the respective meanings specified in this Section
1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or which are by reference therein defined in the Securities Act, shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. The following terms have the meanings given to them in the Declaration: (i) Administrative Trustees; (ii) Business Day; (iii) Clearing Agency; (iv) Delaware Trustee; (v) Direct Action; (vi) Distributions; (vii) Property Trustee; (viii) Purchase Agreement; (ix) Special Event; (x) Tax Event; (xi) Trust Preferred Securities; (xii) Trust Securities Guarantee; (xiii) Xerox Funding Debentures; and (xiv) Xerox Funding Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Headings are used for convenience of reference only and do not affect interpretation. The singular includes the plural and vice versa.

          "Additional Interest" shall have the meaning set forth in Section 2.06(c).

          "Affiliate" means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding the power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person, (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

          "Associate" shall have the meaning set forth in Section 15.02(a).

          "Average Sale Price" shall have the meaning set forth in

Section 16.07.

          "Authenticating Agent" shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.14.

          "Bankruptcy Law" shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

          "Board of Directors" shall mean either the Board of Directors of the Company or any duly authorized committee of that board.

          "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Capital Stock" for any corporation means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation.

          "Change in Control" shall have the meaning set forth in Section 15.02(a).

          "Change in Control Purchase Date" shall have the meaning set forth in
Section 15.02(a).

          "Change in Control Purchase Notice" shall have the meaning set forth in Section 15.02(f).

          "Change in Control Purchase Price" shall have the meaning set forth in
Section 15.02(a).

          "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" shall mean the Common Stock, par value $1.00 per share, of the Company or any other class of stock resulting from changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value

          "Company" shall mean Xerox Corporation, a New York corporation, and, subject to the provisions of Article X, shall include its successors and assigns.

          "Company Change in Control Notice" shall have the meaning set forth in
Section 15.02(e).

          "Company Notice" shall have the meaning set forth in Section 15.01(e).

          "Company Notice Date" shall have the meaning set forth in Section 15.01(e).

          "Company Request" or "Company Order" shall mean a written request or order signed in the name of the Company by the Chairman, the Chief Executive Officer, the President, a Vice Chairman, the Chief Financial Officer, a Vice President, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "Conversion Agent" shall have the meaning set forth in Section 6.15.

          "Conversion Date" shall have the meaning set forth in Section 16.02.

          "Conversion Price" shall have the meaning set forth in Section 16.01.

          "Conversion Rate" shall have the meaning set forth in Section 16.01.

          "Coupon Rate" shall have the meaning set forth in Section 2.06(a).

          "Custodian" shall mean any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

          "Declaration" means the Amended and Restated Declaration of Trust of Xerox Capital, dated as of the Issue Date.

          "Debenture Guarantee" means the Debenture Guarantee Agreement, dated as of November 27, 2001, between the Company and the guarantee trustee thereto.

          "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

          "Defaulted Interest" shall have the meaning set forth in Section 2.11.

          "Defeasance Agent" has the meaning set forth in Section 11.05 hereof.

          "Definitive Securities" shall mean those securities issued in fully registered certificated form not otherwise in global form.

          "Depositary" shall mean, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.05(d).

          "Discharged" has the meaning set forth in Section 11.05 hereof.

          "Event of Default" shall mean any event specified in

Section 5.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

          "Ex-Dividend Date" shall have the meaning set forth in Section 16.08.

          "Ex-Dividend Measurement Period" shall have the meaning set forth in
Section 16.08.

          "Ex-Dividend Time" shall have the meaning set forth in Section 16.07.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Exchange Event" means the exchange by Xerox Funding of the Securities for Xerox Funding Debentures and the distribution of the Securities to the holders of such Xerox Funding Debentures pro rata in accordance with the LLC Agreement and the Xerox Funding Indenture.

          "Expiration Time" shall have the meaning set forth in Section 16.09.

          "Extraordinary Cash Dividend" shall have the meaning set forth in
Section 16.08.

          "Global Security" means, with respect to the Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

          "group" shall have meaning set forth in Section 15.02.

          "Guarantees" means the Debenture Guarantee and the Trust Securities Guarantee.

          "Indenture" shall mean this instrument as originally executed or, if amended as herein provided, as so amended.

          "Initial Optional Redemption Date" means December 4, 2004.

          "Interest" shall include all interest payable on or in respect of the Securities, including Additional Interest payable pursuant to Section 2.06(c).

          "Interest Payment Date" shall have the meaning set forth in Section 2.06.

          "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

          "Issue Date" means November 27, 2001.

          "LLC Agreement" means the limited liability company agreement of Xerox Funding, dated as of November 19, 2001, by the Company as sole member.

          "Market Price" shall have the meaning set forth in Section 15.01.

          "Maturity Date" means November 27, 2021.

          "Non Book-Entry Xerox Funding Debentures" shall have the meaning set forth in Section 2.05.

          "Non-public Consideration" shall have the meaning set forth in Section 16.08(d).

          "Officers" shall mean any of the Chairman, a Vice Chairman, the Chief Executive Officer, the President, the Chief Financial Officer, a Vice President, the Controller, an Assistant Controller, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company.

          "Officers' Certificate" shall mean a certificate signed by two Officers and delivered to the Trustee.

          "Opinion of Counsel" shall mean a written opinion of counsel, who may be an employee of the Company, and who shall be reasonably acceptable to the Trustee.

          "Other Debentures" means all junior subordinated debentures issued by the Company from time to time and sold to finance subsidiaries to be established by the Company (if any), in each case similar to the Trust.

          "Other Guarantees" means all guarantees now or in the future issued by the Company in respect of any preferred or preference stock of any affiliate of the Company, including its guarantees of the preferred securities of Xerox Capital Trust I.

          The term "outstanding" when used with reference to Securities, shall, subject to the provisions of Section 7.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except

          (a) Securities theretofore cancelled by the Trustee or the Authenticating Agent or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as in Article XIV provided or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of
Section 2.08 unless proof satisfactory to the Company and the Trustee is presented that any such Securities are held by bona fide holders in due course.

          "Paying Agent" has the meaning set forth in Section 3.04.

          "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Pledge Agreement" means the pledge agreement, dated November 27, 2001, between Xerox Funding and Wells Fargo Bank Minnesota, National Association, as pledge trustee.

          "Pledged Account" has the meaning set forth in the Pledge Agreement.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt and as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.08 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

          "Principal Office of the Trustee", or other similar term, shall mean the principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at Sixth and Marquette, MAC N9303-120, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services, except where such office is required to be located in the State of New York, then such term shall mean the office or agency of the Trustee in the Borough of Manhattan, The City of New York, which office at the date hereof is located at c/o The Depository Trust Company, 1st Floor - TADS Department, 55 Water Street, New York, New York 10041.

          "Purchase Date" shall have the meaning set forth in Section 15.01(a).

          "Purchase Notice" shall have the meaning set forth in Section
15.01(a).

          "Purchase Price" shall have the meaning set forth in Section 15.01(a).

          "Purchased Shares" shall have the meaning set forth in Section 16.09.

          "Redemption Price" means the Regular Redemption Price and the Special Redemption Price, as applicable.

          "Regular Redemption Price" means an amount equal to 100% of the principal amount of the Debentures called for redemption, plus accrued and unpaid interest to but excluding the date of redemption.

          "Relevant Cash Dividends" shall have the meaning set forth in Section 16.08.

          "Responsible Officer", when used with respect to the Trustee, shall mean the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the cashier, any assistant cashier, the secretary, any assistant secretary, the treasurer, any assistant treasurer or senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Security" shall mean Securities that bear or are required to bear the Securities Act legends set forth in Exhibit A hereto.

          "Rights" shall have the meaning set forth in Section 16.20.

          "Rights Agreement" shall have the meaning set forth in Section 16.20.

          "Rule 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or under any similar rule or regulation hereafter adopted by the Commission.

          "Sale Price" of any security on any date means the closing per share sale price (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date as reported in the composite transactions for the principal United States securities exchange on which the security is traded. In the absence of such quotation, the Company shall be entitled to determine the Sale Price on the basis of such quotations as it considers appropriate.

          "Securities" means the securities issued hereunder.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Securityholder", "Holder of Securities", "Holder", or other similar terms, shall mean any person in whose name at the time a particular Security is registered on the register kept by the Company or the Trustee for that purpose in accordance with the terms hereof; provided, however, that, in determining whether the holders of the requisite percentage of principal amount of the Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Company or any Affiliate of the Company (other than Xerox Funding or Xerox Capital); and provided, further, that, in determining whether the holders of the requisite principal amount of Securities have voted on any matter provided for in this Indenture, then for purpose of such determination only (and not for any other purpose hereunder), if the Securities or the Xerox Funding Debentures are held by the Property Trustee, the term "Holders" shall mean the holders of the Trust Securities, acting at the direction of the beneficial owners thereof, and, after a Trust Dissolution Event, if the Securities are held by Xerox Funding, the term "Holders" shall mean the holders of the Xerox Funding Debentures, acting at the direction of the beneficial owners thereof.

          "Security Register" shall mean (i) prior to an Exchange Event, the List of Holders provided to the Trustee pursuant to Section 4.01, and (ii) following an Exchange Event, any security register maintained by a security registrar for the Securities appointed by the Company following the execution of a supplemental indenture providing for transfer procedures as provided for in Section 2.07(a).

          "Senior Indebtedness" shall mean, with respect to an obligor, (i) the principal, premium, if any, and interest in respect of (A) indebtedness of such obligor for money borrowed, and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by such obligor, (ii) all capital lease obligations of such obligor, (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of such obligor for the reimbursement on any letter of credit, banker's acceptance, security purchase facility or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise and
(vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of such obligor (whether or not such obligation is assumed by such obligor), except for (1) any such indebtedness that is by its terms subordinated to or ranks pari passu with the Securities, and (2) any indebtedness between and among the Company and its subsidiaries, including all other debt securities or guarantees in respect of those debt securities, issued to (a) Xerox Capital Trust I, (b) any other trust or trustee of that trust and (c) any other trust, or a trustee of that trust, partnership or other entity affiliated with the Company that is a financing vehicle of the Company (a "financing entity") in connection with the issuance by such financing entity of trust preferred securities or other securities that rank pari passu with or junior in right of payment to the Trust Preferred Securities. Such Senior Indebtedness shall continue to be Senior Indebtedness and be entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.

          "Special Redemption Price" means, with respect to the Securities, the following percentages of the principal amounts of such Securities called for redemption, plus accrued and unpaid interest, if any, to but excluding the date of redemption if redeemed during the periods set forth below:

        Period                             Percentage
        ------                             ----------
        From December 4, 2004 to
             November 26, 2005                103.75%
        From November 27, 2005 to
             November 26, 2006                102.50%
        From November 27, 2006 to
             November 26, 2007                101.25%
        After November 26, 2007               100.00%

          "Subsidiary" shall mean with respect to any Person, (i) any corporation at least a majority of whose outstanding voting stock is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture, limited liability company or similar entity, at least a majority of whose outstanding partnership, membership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

          "Time of Determination" shall have the meaning set forth in Section 16.07.

          "Trading Day" means a day during which trading in securities generally occurs on the New York Stock Exchange ("NYSE") or, if the Common Stock is not listed on the NYSE, on the principal United States securities exchange on which the Common Stock is then listed or quoted.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture, except as provided in Section 9.03.

          "Trust Securities" shall mean the Trust Preferred Securities and the Common Securities, collectively.

          "Trustee" shall mean the Person identified as "Trustee" in the first paragraph hereof, and, subject to the provisions of Article VI hereof, shall also include its successors and assigns as Trustee hereunder The term "Trustee" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

          "U.S. Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

          "Xerox Capital" shall mean Xerox Capital Trust II, a Delaware business trust.

          "Xerox Funding" shall mean Xerox Funding LLC II, a Delaware limited liability company.

                                   ARTICLE II

                                   SECURITIES

          SECTION 2.01. Forms Generally.

          The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A, the terms of which are incorporated in and made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject or usage. Each Security shall be dated the date of its authentication. The Securities shall be issued in denominations of $50 and integral multiples thereof.

          SECTION 2.02. Execution and Authentication.

          One Officer shall sign the Securities for the Company by manual or facsimile signature in the manner set forth in Exhibit A. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid. A Security shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Securities shall be substantially as set forth in Exhibit A hereto. The Trustee shall, upon a Company Order, authenticate for original issue up to, and the aggregate principal amount of Securities outstanding at any time may not exceed the sum of $1,067,010,400 aggregate principal amount of the Securities, except as provided in Sections 2.07, 2.08, 2.09 and 14.05.

          SECTION 2.03. Form and Payment and Delivery.

          Except as provided in Section 2.05, the Securities shall be issued in fully registered certificated form without interest coupons. Amounts due on or in respect of the Securities issued in certificated form will be payable or deliverable, the transfer of such Securities will be registrable and such Securities will be exchangeable for Securities bearing identical terms and provisions at the office or agency of the Company maintained for such purpose under Section 3.02; provided, however, that payment of interest with respect to the Securities may be made at the option of the Company (i) by check mailed to the holder at such address as shall appear in the Security Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper transfer instructions have been received in writing by the relevant record date. Notwithstanding the foregoing, so long as the holder of any Securities is the Property Trustee, the payment or delivery of amounts due on or in respect of such Securities held by the Property Trustee will be made at such place and to such account as may be designated by the Property Trustee.

          SECTION 2.04. Legends.

          (a) Except as otherwise determined by the Company in accordance with applicable law, each Security shall bear the applicable legends relating to restrictions on transfer pursuant to the securities laws in substantially the form set forth on Exhibit A hereto.

          SECTION 2.05. Global Security.

          (a) In connection with an Exchange Event,

                    (i) if any Xerox Funding Debentures are held in book-entry form (or, if all the Xerox Funding Debentures are then held by the Property Trustee, if any Trust Preferred Securities are held in book-entry form), the related certificates evidencing such securities shall be presented to the Trustee (if an arrangement with the Depositary has been maintained) by any holder thereof in exchange for one or more Global Securities (as may be required pursuant to Section 2.07) in an aggregate principal amount equal to the aggregate principal amount of all outstanding Xerox Funding Debentures, to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of such holder; the Company, upon any such presentation, shall execute one or more Global Securities in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with this Indenture; and payments on the Securities issued as a Global Security will be made to the Depositary; and

                    (ii) if any Xerox Funding Debentures are held in certificated form (or, if all the Xerox Funding Debentures are then held by the Property Trustee, if any Trust Preferred Securities are held in certificated form), the related Definitive Securities may be presented to the Trustee by any holder and any Xerox Funding Debenture certificate which represents Xerox Funding Debentures other than Xerox Funding Debentures in book-entry form ("Non Book-Entry Xerox Funding Debentures") will be deemed to represent beneficial interests in Securities presented to the Trustee by such holder having an aggregate principal amount equal to the aggregate principal amount of the Non Book-Entry Xerox Funding Debentures until such Xerox Funding Debenture certificates are presented to the Security Registrar for transfer or reissuance, at which time such Xerox Funding Debenture certificates will be cancelled and a Security, registered in the name of the holder of the Xerox Funding Debenture certificate or the transferee of the holder of such Xerox Funding Debenture certificate, as the case may be, with an aggregate principal amount equal to the aggregate principal amount of the Xerox Funding Debenture certificate cancelled, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with the Indenture. Upon the issuance of such Securities, Securities with an equivalent aggregate principal amount that were presented to the Trustee will be deemed to have been cancelled.

          (b) The Global Securities shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon; provided, that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, conversions, purchases and redemptions. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee, in accordance with instructions given by the Company as required by this Section 2.05.

          (c) The Global Securities may be transferred, in whole but not in part, only to the Depositary, another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

          (d) If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or the Depositary has ceased to be a clearing agency registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and the Trustee, upon written notice from the Company, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. If there is an Event of Default, the Depositary shall have the right to exchange the Global Securities for Definitive Securities. In addition, the Company may at any time determine that the Securities shall no longer be represented by a Global Security. In the event of such an Event of Default or such a determination, the Company shall execute, and subject to Section 2.07, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. Upon the exchange of the Global Security for such Definitive Securities, in authorized denominations, the Global Security shall be cancelled by the Trustee. Such Definitive Securities issued in exchange for the Global Security shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the Depositary for delivery to the Persons in whose names such Definitive Securities are so registered.

          SECTION 2.06. Interest.

          (a) Each Security will bear interest at the rate of 7 1/2% per annum (the "Coupon Rate") from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Issue Date, until the principal thereof becomes due and payable, and at the rate of 7 1/2% per annum on any overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest, compounded quarterly, payable quarterly in arrears on February 27, May 27, August 27 and November 27 of each year (each, an "Interest Payment Date") commencing on February 27, 2002, to the Person in whose name such Security or any predecessor Security is registered, at the close of business on the regular record date for such interest installment, which shall be the Business Day or, if none of the Trust Preferred Securities, the Xerox Funding Debentures or the Securities are represented by a global certificate, the 15th calendar day, immediately preceding the relevant Interest Payment Date. The amount of interest payable on any Interest Payment Date, the applicable redemption date, the applicable Purchase Date, the Change in Control Purchase Date or the Maturity Date shall include interest accrued from and including the Issue Date or the last Interest Payment Date to which interest has been paid to but excluding such Interest Payment Date, such redemption date, such Purchase Date, such Change in Control Purchase Date or the Maturity Date, as applicable.

          (b) Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period of less than a full calendar month, the number of days lapsed in such month.

          (c) During such time as Xerox Funding or Xerox Capital is the holder of any Securities, the Company shall pay any additional interest on the Securities in an amount sufficient so that the net amounts received and retained by the holder of the Securities after paying any taxes, duties, assessments or governmental charges of whatever nature, other than withholding taxes, imposed by the United States, or any other taxing authority will be equal to the amounts the holder of the Securities would have received had no such taxes, duties, assessments or other governmental charges been imposed ("Additional Interest").

          (d) Notwithstanding Section 2.06(c) above, none of the Company, Xerox Funding or Xerox Capital will be responsible for, nor will the Company, Xerox Funding or Xerox Capital be required to compensate holders of or investors in the Trust Preferred Securities (or Xerox Funding Debentures that may be distributed by Xerox Capital) for, any withholding taxes that are imposed on interest payments on the Securities or the Xerox Funding Debentures or on distributions with respect to the Trust Preferred Securities.

          (e) Notwithstanding anything to the contrary herein, for any date on which a payment on the Securities is due and payable, to the extent the corresponding payment on or in respect of the Xerox Funding Debentures is made or otherwise duly provided for on such date from proceeds from the Pledged Account in accordance with Section 5 of the Pledge Agreement, for all purposes of this Indenture, such payment on the Securities shall be deemed to have been paid in full on such date.

          SECTION 2.07. Transfer and Exchange.

          (a) Transfer Restrictions. The Securities may not be transferred except in compliance with the legend contained in Exhibit A unless otherwise determined by the Company in accordance with applicable law. Upon any exchange of the Securities following a Exchange Event, the Company and the Trustee shall enter into a supplemental indenture pursuant to Section 9.01 to provide for the transfer restrictions and procedures with respect to the Securities substantially similar to those contained in the Xerox Funding Indenture and the Declaration to the extent applicable in the circumstances existing at such time.

          (b) General Provisions Relating to Transfers and Exchanges. Upon surrender for registration of transfer of any Security at the office or agency of the Company maintained for the purpose pursuant to Section 3.02, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and such method shall be the only method of effecting a transfer of a Security.

          At the option of the holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the holder making the exchange is entitled to receive.

          Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the holder thereof or his attorney duly authorized in writing. All Definitive Securities and Global Securities issued upon any registration of transfer or exchange of Definitive Securities or Global Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Securities or Global Securities surrendered upon such registration of transfer or exchange.

          No service charge shall be made to a holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

          The Company shall not be required to (i) issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Securities for redemption under Article XIV hereof and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unpaid portion of any Security being redeemed in part.

          SECTION 2.08. Replacement Securities.

          If any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements for replacements of Securities are met. An indemnity bond must be supplied by the holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any agent thereof or any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Company or the Trustee may charge for its expenses in replacing a Security.

          Every replacement Security is an obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

          SECTION 2.09. Temporary Securities.

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. The definitive Securities shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner as the Company may elect to the extent (if such definitive Securities are listed thereon) permitted by the rules and regulations of any applicable securities exchange. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency maintained by the Company for such purpose pursuant to Section 3.02 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in exchange therefor the same aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          SECTION 2.10. Cancellation.

          The Company at any time may deliver Securities to the Trustee for cancellation. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall retain or dispose of cancelled Securities in accordance with its normal practices (subject to the record retention requirement of the Exchange Act). The Company may not issue new Securities to replace Securities that have been redeemed or paid or that have been delivered to the Trustee for cancellation.

          SECTION 2.11. Defaulted Interest.

          Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (a) or clause (b) below:

          (a) The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (b).

          (b) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          SECTION 2.12. CUSIP Numbers.

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of exchange, redemption, purchase and conversion as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of an exchange, redemption, purchase and conversion and that reliance may be placed only on the other identification numbers printed on the Securities, and any such exchange, redemption, purchase and conversion shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                   ARTICLE III

                       PARTICULAR COVENANTS OF THE COMPANY

          SECTION 3.01. Payment and Delivery of Amounts due.

          The Company covenants and agrees for the benefit of the holders of the Securities that it will duly and punctually pay, deliver or cause to be paid or delivered all amounts due on or in respect of the Securities at the place, at the respective times and in the manner provided herein. Except as provided in
Section 2.03, each installment of interest on the Securities may be paid by mailing checks for such interest payable to the order of the holder of Security entitled thereto as they appear in the Security Register.

          SECTION 3.02. Offices for Notices and Payments, etc.

          So long as any of the Securities remain outstanding, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Securities may be presented for payment, an office or agency where the Securities may be presented for registration of transfer, for exchange, purchase and conversion as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Trustee, any such office or agency for all of the above purposes shall be the Principal Office of the Trustee. In case the Company shall fail to maintain any such office or agency in the

Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Trustee.

          In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside the Borough of Manhattan, The City of New York, where the Securities may be presented for payment, registration of transfer and for exchange, purchase and conversion in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in the Borough of Manhattan, The City of New York, for the purposes above mentioned. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

          SECTION 3.03. Appointments to Fill Vacancies in Trustee's Office.

          The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

          SECTION 3.04. Provision as to Paying Agent.

          (a) If the Company shall appoint a paying agent other than the Trustee with respect to the Securities, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provision of this Section 3.04,

                    (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Securities (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities;

                    (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities) to make any payment of the principal of and premium or interest on the Securities when the same shall be due and payable; and

                    (3) that it will at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by it as such paying agent.

          (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal, premium or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Securities) to make any payment of the principal of and premium, if any, or interest on the Securities when the same shall become due and payable.

          (c) Anything in this Section 3.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Trustee or any paying agent hereunder, as required by this Section 3.04, such sums to be held by the Trustee upon the trusts herein contained.

          (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.04 is subject to Sections 11.03 and 11.04.

          (e) The Company appoints the Trustee as the initial paying agent (the "Paying Agent").

          SECTION 3.05. Certificate to Trustee.

          The Company will deliver to the Trustee on or before 120 days after the end of each fiscal year of the Company, commencing with the first fiscal year ending after the date hereof, so long as Securities are outstanding hereunder, an Officers' Certificate, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Company stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

          SECTION 3.06. Compliance with Consolidation Provisions.

          The Company will not, while any of the Securities remain outstanding, consolidate with, or merge into, or merge into itself, or sell, lease or convey all or substantially all of its property to any other Person unless the provisions of Article X hereof are complied with.

          SECTION 3.07. Limitation on Dividends.

          The Company will not (i) declare or pay any dividend on, or make any distribution relating to, or redeem, purchase, acquire, or make a liquidation payment relating to, any of the Company's Capital Stock (which includes common and preferred stock) or (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Company (including any Other Debentures) that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Company of any securities of any Subsidiary of the Company (including any Other Guarantees) if such guarantee ranks pari passu or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock; (b) any declaration of a dividend in connection with the implementation of a stockholder rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (c) payments or deliveries of any consideration under the Guarantees; (d) the purchase of fractional interests in shares of the Company's Capital Stock resulting from a reclassification of such Capital Stock, (e) as a result of an exchange or conversion of any class or series of the Company's

Capital Stock for another class or series of the Company's Capital Stock; (f) the purchase of fractional interests in shares of the Company's Capital Stock pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted or exchanged; (g) any declaration or payment of a dividend on the Company's Series B Convertible Preferred Stock as required under the Company's Restated Certificate of Incorporation, in connection with the operation of the Company's Employee Stock Ownership Plan ("Plan") and (h) the conversion, repurchase or redemption of or other acquisitions of shares of the Company's Capital Stock (including Series B Preferred Stock) in connection with any employee benefit plans or employee stock option plans or any other contractual obligation of the Company, other than a contractual obligation ranking pari passu with or junior to the Securities), if at such time (1) there shall have occurred and be continuing an event of default under the Declaration,
(2) there shall have occurred and be continuing an Event of Default under this Indenture or an Event of Default (as such term is defined under the Xerox Funding Indenture) under the Xerox Funding Indenture, (3) there shall have occurred and be continuing a payment default under the Declaration, this Indenture or the Xerox Funding Indenture, or (4) the Company shall be in default with respect to its payment of any obligations under the Guarantees.

          SECTION 3.08. Covenants as to Xerox Capital and Xerox Funding.

          For so long as the Securities remain outstanding, the Company agrees
(i) to maintain directly or indirectly 100% ownership of Xerox Funding's common securities, unless a successor of the Company succeeds to its ownership of such common securities, (ii) to maintain directly or indirectly 100% ownership of Xerox Capital's common securities, unless a permitted successor of the Company succeeds to its ownership of such common securities; (iii) not to voluntarily terminate, wind-up or liquidate Xerox Funding, except as permitted under the LLC Agreement after November 27, 2004 following the exchange of Xerox Funding Debentures for the Securities; (iv) to use its reasonable efforts to cause Xerox Funding to not be (x) an investment company required to register under the Investment Company Act, or (y) classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes, (v) to use its reasonable efforts to cause Xerox Capital to: (x) remain a statutory business trust, except in connection with the distribution of Xerox Funding Debentures to the holders of Trust Securities in liquidation of Xerox Capital, the redemption of all the Trust Securities, or mergers, consolidations or amalgamations, each as permitted by the Declaration; (y) not be an investment company required to register under the Investment Company Act; and (z) otherwise continue to be classified as a grantor trust for United States federal income tax purposes; (vi) to maintain the reservation for issuance of the number of shares of Common Stock that would be required from time to time upon the conversion of all the Securities then outstanding, (vii) to deliver shares of Common Stock upon an election by a Holder to convert such Securities into or for Common Stock, and (viii) to honor all obligations relating to the conversion, purchase or exchange of the Securities into or for Common Stock.

          SECTION 3.09. Payment of Expenses.

          In connection with the offering, sale and issuance of the Securities to Xerox Funding, the issuance of the Xerox Funding Debentures to Xerox Capital and in connection with the sale of the Trust Securities by Xerox Capital, the Company, in its capacity as borrower with respect to the

Securities, shall:

          (a) pay all costs and expenses relating to the offering, sale and issuance of the Securities, including commissions to the initial purchasers payable pursuant to the Purchase Agreement and compensation of the Trustee in accordance with the provisions of Section 6.06;

          (b) pay all costs and expenses of Xerox Capital (including, but not limited to, costs and expenses relating to the organization of Xerox Capital, the offering, sale and issuance of the Trust Securities (including commissions to the initial purchasers in connection therewith), the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of Xerox Capital, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of assets of Xerox Capital;

          (c) pay all costs and expenses of Xerox Funding (including, but not limited to, costs and expenses relating to the organization of Xerox Funding, the offering, sale and issuance of the Xerox Funding Debentures, the fees and expenses of the trustee under the Xerox Funding Indenture, the costs and expenses relating to the operation of Xerox Funding, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of assets of Xerox Funding;

          (d) be primarily and fully liable for any indemnification obligations arising with respect to the Declaration and the Xerox Funding Indenture;

          (e) pay any and all taxes (other than United States withholding taxes attributable to Xerox Capital, Xerox Funding and their respective assets) and all liabilities, costs and expenses with respect to such taxes of Xerox Capital and Xerox Funding; and

          (f) pay all other fees, expenses, debts and obligations (other than the payment or delivery of principal of, premium, if any, or interest on the Trust Securities or the Xerox Funding Debentures) related to Xerox Capital and Xerox Funding.

          SECTION 3.10. Payment Upon Resignation or Removal.

          Upon termination of this Indenture or the removal or resignation of the Trustee, unless otherwise stated, the Company shall pay to the Trustee all amounts accrued and owing to the date of such termination, removal or resignation. Upon termination of the Declaration or the removal or resignation of the Delaware Trustee or the Property Trustee, as the case may be, pursuant to
Section 5.7 of the Declaration, the Company shall pay to the Delaware Trustee or the Property Trustee, as the case may be, all amounts accrued and owing to the date of such termination, removal or resignation

                                   ARTICLE IV

                    SECURITYHOLDERS' LISTS AND REPORTS BY THE
                             COMPANY AND THE TRUSTEE

          SECTION 4.01. Lists of Securityholders.

          (a) The Company shall provide the Trustee, unless the Trustee or one of its Affiliates is registrar for the Securities (i) within 14 days after each record date for payment of distributions on the Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders ("List of Holders") as of such record date, provided that the Company shall not be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Trustee by the Company, and (ii) at any other time, within 30 days of receipt by the Company of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Trustee. The Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as paying agent for the Securities (if acting in such capacity), provided that the Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders. (b) The Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

          SECTION 4.02. Reports by the Trustee.

          Within 60 days after December 15 of each year, commencing December 15, 2002, the Trustee shall provide to the Securityholders such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

          SECTION 4.03. Periodic Reports to Trustee.

          The Company shall provide to the Trustee such documents, reports and information as are required by Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314(a)(4) of the Trust Indenture Act, such compliance certificate to be delivered annually on or before 120 days after the end of each fiscal year of the Company.

                                    ARTICLE V

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

          SECTION 5.01. Events of Default.

          One or more of the following events of default shall constitute an Event of Default hereunder (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any interest upon any

Security when it becomes due and payable, and continuance of such default for a period of 30 days, to the extent the corresponding interest payment on the Xerox Funding Debentures for the related interest payment date is not made or otherwise duly provided for from proceeds from the Pledged Account in accordance with Section 5 of the Pledge Agreement; or

          (b) default in the payment of all or any part of the principal of (or premium, if any), Redemption Price, Purchase Price or Change in Control Purchase Price on any Security as and when the same shall become due and payable either at maturity, upon redemption, upon purchase, by declaration of acceleration of maturity or otherwise, to the extent the corresponding payment on the Xerox Funding Debentures for the related date of such payment is not made or otherwise duly provided for from proceeds from the Pledged Account in accordance with
Section 5 of the Pledge Agreement; or

          (c) the Company fails either to deliver shares of Common Stock (or to pay cash in lieu of fractional shares) or other consideration in accordance with the terms hereof when such Common Stock (or cash in lieu of fractional shares) or other consideration is required to be delivered, whether upon conversion or purchase, and such failure is not remedied for a period of 10 Business Days, to the extent that the corresponding cash payment on the Xerox Funding Debentures for the related date of such payment is not made or otherwise duly provided for from proceeds from the Pledged Account in accordance with Section 5 of the Pledge Agreement; or

          (d) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company, Xerox Funding (so long as it holds any of the Securities) or Xerox Capital (so long as the Trust Securities are outstanding) in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company, Xerox Funding or Xerox Capital, as the case may be, or for any substantial part of their property, or ordering the winding-up or liquidation of their affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days;

          (f) the Company, Xerox Funding (so long as it holds any of the Securities) or Xerox Capital (so long as the Trust Securities are outstanding) shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company, Xerox Funding or Xerox Capital, as the case may be, or of any substantial part of their property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay their debts as they become due; or

          (g) the occurrence and continuance of an Event of Default under the Xerox Funding Indenture.

          If an Event of Default with respect to Securities at the time outstanding occurs and is continuing, then in the cases specified in (e) and (f) above, the principal amount of all Securities automatically shall become immediately due and payable; in every other case specified above, the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the holders of the outstanding Securities), and upon any such declaration the same shall become immediately due and payable.

          The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay
(A) all matured installments of interest upon all the Securities and the principal of and premium, if any, on any and all Securities which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities to the date of such payment or deposit) and (B) such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of gross negligence or bad faith, and (ii) any and all Events of Default under the Indenture, other than the non-payment of the principal of the Securities which shall have become due solely by such declaration of acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, in every such case, the holders of a majority in aggregate principal amount of the Securities then outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

          In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Securities shall continue as though no such proceeding had been taken.

          SECTION 5.02. Payment of Securities on Default; Suit Therefor.

          The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Securities as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, to the extent the corresponding interest payment on the Xerox Funding Debentures for the related interest payment date is not made or otherwise duly provided for from proceeds from the Pledged Account in accordance with Section 5 of the Pledge Agreement, (b) in case default shall be made in the payment of the principal of or premium, if any, Redemption Price, Purchase Price or Change in Control Purchase Price on any of the Securities as and when the same shall have become due and payable, whether at maturity of the Securities or upon redemption, purchase or by declaration or otherwise, to the extent the corresponding payment on the Xerox Funding Debentures for the related date of such payment is not made or otherwise duly provided for from proceeds from the Pledged Account in accordance with Section 5 of the Pledge Agreement or
(c) in case default shall be made in the delivery of shares of Common Stock (or to pay cash in lieu of fractional shares) or other consideration in accordance with the terms hereof when such Common Stock (or cash in lieu of fractional shares) or other consideration is required to be delivered, whether upon conversion or purchase, and such failure is not remedied for a period of 10 Business Days, to the extent that the corresponding cash payment on the Xerox Funding Debentures for the related date of such payment is not made or otherwise duly provided for from proceeds from the Pledged Account in accordance with
Section 5 of the Pledge Agreement, then, upon demand of the Trustee, the Company will pay or deliver to the Trustee, for the benefit of the holders of the Securities, the whole amount that then shall have become due and payable or deliverable on all such Securities including the Redemption Price, Purchase Price or Change in Control Purchase Price, with interest upon such overdue amounts, if any, and (to the extent that payment of such interest is enforceable under applicable law and, if the Securities are held by Xerox Funding or Xerox Capital, without duplication of any other amounts paid by Xerox Funding or Xerox Capital in respect thereof) upon the overdue installments of interest at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its gross negligence or bad faith.

          In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Securities and collect in the manner provided by law out of the property of the Company or any other obligor on the Securities wherever situated the moneys adjudged or decreed to be payable.

          In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of gross negligence or bad faith) and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Securities, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of gross negligence or bad faith

          Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

          All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.

          In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

          SECTION 5.03. Application of Moneys Collected by Trustee.

          Any moneys and properties collected by the Trustee shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys and properties, upon presentation of the Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

          First: To the payment of costs and expenses of collection applicable to the Securities and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its gross negligence or bad faith;

          Second: To the payment of all Senior Indebtedness of the Company if and to the extent required by Article XVII;

          Third: To the payment or delivery of the amounts then due and unpaid upon Securities for principal of (and premium, if any), Redemption Price, Purchase Price or Change in Control Purchase Price and interest on the Securities, in respect of which or for the benefit of which money has been collected, ratably, without preference of priority of any kind, according to the amounts due on such Securities; and

          Fourth: To the Company.

          SECTION 5.04. Proceedings by Securityholders.

          No holder of any Security shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable security or indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatever by virtue of or by availing itself of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities.

          Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security to receive payment of the principal of (premium, if any) and interest on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security with every other such taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other

Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          The Company and the Trustee acknowledge that so long as Xerox Funding Debentures or the Securities are held by the Property Trustee, pursuant to the Declaration, the holders of Trust Preferred Securities are entitled, in the circumstances and subject to the limitations set forth therein, to commence a Direct Action with respect to any Event of Default under this Indenture and the Securities; provided, further, that, the Company and the Trustee acknowledge that, so long as the Securities are held solely by Xerox Funding (and no Trust Securities are outstanding), pursuant to the Xerox Funding Indenture, the holders of the Xerox Funding Debentures are entitled, in the circumstances and subject to the limitations set forth therein, to commence a Direct Action with respect to any Event of Default under this Indenture and the Securities.

          SECTION 5.05. Proceedings by Trustee.

          In case an Event of Default occurs with respect to Securities and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

          SECTION 5.06. Remedies Cumulative and Continuing.

          All powers and remedies given by this Article V to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Securities, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this Article V or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

          SECTION 5.07. Direction of Proceedings and Waiver of Defaults by Majority of Securityholders.

          The holders of a majority in aggregate principal amount of the Securities at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee;

provided, however, that (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of the Securities, the holders of a majority in aggregate principal amount of the Securities at the time outstanding may on behalf of the holders of all of the Securities waive any past default or Event of Default and its consequences except a default (a) in the payment of principal of or premium, if any, Redemption Price, Purchase Price, Change in Control Purchase Price or interest on any of the Securities or delivery of Common Stock or other consideration upon conversion or purchase or (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected; provided, however, that (i) if the Xerox Funding Debentures or the Securities are held by the Property Trustee, such waiver or modification or amendment shall not be effective until the holders of a majority in aggregate liquidation amount of Trust Securities shall have consented to such waiver or modification or amendment or if the consent of the holder of each affected Security is required, such waiver shall not be effective until each holder of the Trust Securities shall have consented to such waiver and (ii) if the Securities are held solely by Xerox Funding and no Trust Securities are outstanding, such waiver or modification or amendment shall not be effective until the holders of a majority in aggregate principal amount of Xerox Funding Debentures shall have consented to such waiver, modification or amendment or if the consent of the holder of each affected Security is required, such waiver, modification or amendment shall not be effective until each holder of the Xerox Funding Debentures shall have consented to such waiver, modification or amendment. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.07, said default or Event of Default shall for all purposes of the Securities and this Indenture be deemed to have been cured and to be not continuing.

          SECTION 5.08. Notice of Defaults.

          The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities mail to all Securityholders, as the names and addresses of such holders appear upon the Security Register, notice of all defaults known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section
5.08 being hereby defined to be the events specified in clauses (a), (b), (c),
(d), (e) and (f) of Section 5.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (d) of Section 5.01); and provided that, except in the case of default in the payment or delivery of any amounts due and payable on any of the Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders; and provided further, that in the case of any default of the character specified in
Section 5.01(d) no such notice to Securityholders shall be given until at least 45 days after the occurrence thereof but shall be given within 60 days after such occurrence.

          SECTION 5.09. Undertaking to Pay Costs.

          All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in aggregate principal amount of the Securities outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security against the Company on or after the same shall have become due and payable.

                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

          SECTION 6.01. Duties and Responsibilities of Trustee.

          With respect to the holders of the Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

          (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred

                    (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                    (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Securityholders pursuant to Section 5.07, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

          SECTION 6.02. Reliance on Documents, Opinions, etc.

          Except as otherwise provided in Section 6.01:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Company mentioned herein may be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

          (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (that has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of a majority in aggregate principal amount of the outstanding Securities; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care.

          SECTION 6.03. No Responsibility for Recitals, etc.

          The recitals contained herein and in the Securities (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

          SECTION 6.04. Trustee, Authenticating Agent, Paying Agents, Transfer Agents or Registrar May Own Securities.

          The Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent, transfer agent or Security registrar.

          SECTION 6.05. Moneys to be Held in Trust.

          Subject to the provisions of Section 11.04, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by the Chairman of the Board of Directors, the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company.

          SECTION 6.06. Compensation and Expenses of Trustee.

          The Company, as borrower, covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify each of the Trustee or any predecessor Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred without gross negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 6.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

          Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(e) or Section 5.01(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

          The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.

          SECTION 6.07. Officers' Certificate as Evidence.

          Except as otherwise provided in Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

          SECTION 6.08. Conflicting Interest of Trustee.

          If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act. The Declaration and Indenture shall be deemed to be specifically described in this Indenture for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

          SECTION 6.09. Eligibility of Trustee.

          The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia or a corporation or other Person permitted to act as trustee by the Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000) and subject to supervision or examination by federal, state, territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

          SECTION 6.10. Resignation or Removal of Trustee.

          (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of the Securities at their addresses as they shall appear on the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation to the Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security for at least six months may, subject to the provisions of Section 5.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b) In case at any time any of the following shall occur:

                    (1) the Trustee shall fail to comply with the provisions of
          Section 6.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

                    (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

                    (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.09, any Securityholder who has been a bona fide holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (c) The holders of a majority in aggregate principal amount of the Securities at the time outstanding may at any time remove the Trustee and nominate a successor trustee, which shall be deemed appointed as successor trustee unless within 10 days after such nomination the Company objects thereto or if no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after such removal, in which case the Trustee so removed or any Securityholder, upon the terms and conditions and otherwise as in subsection (a) of this Section 6.10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

          SECTION 6.11. Acceptance by Successor Trustee.

          Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee thereunder. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.06.

          No successor trustee shall accept appointment as provided in this
Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

          Upon acceptance of appointment by a successor trustee as provided in this Section 6.11, the Company shall mail notice of the succession of such trustee hereunder to the holders of Securities at their addresses as they shall appear on the Security Register. If the Company fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

          SECTION 6.12. Succession by Merger, etc.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which the Securities or this Indenture elsewhere provides that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

          SECTION 6.13. Limitation on Rights of Trustee as a Creditor.

          The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

          SECTION 6.14. Authenticating Agents.

          There may be one or more Authenticating Agents appointed by the Trustee upon the request of the Company with power to act on its behalf and subject to its direction in the authentication and delivery of Securities issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities; provided, that the Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Securities.

          Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $5,000,000 and being subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section. Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14 without the execution or filing of any paper or any further act on the part of them parties hereto or such Authenticating Agent. Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent eligible under this Section 6.14, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all Securityholders as the names and addresses of such holders appear on the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

          The Company, as borrower, agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

          SECTION 6.15. Appointment of Conversion Agent.

          The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented for conversion (the "Conversion Agent"). The Company may appoint the Conversion Agent and may appoint one or more additional conversion agents in such other locations as it shall determine. The term "Conversion Agent" includes any additional conversion agent. The Company may change any Conversion Agent without prior notice to any holder. The Conversion Agent shall be permitted to resign as Conversion Agent upon 30 days' written notice to the Company. Upon such resignation, the Company shall notify the holders of the name and address of any Conversion Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Conversion Agent, the Trustee or any Affiliate thereof designated by the Trustee which meets the requirements of Section 6.09 hereof shall act as such. The Company or any of its Affiliates may act as Conversion Agent.

          The Trust initially appoints Wells Fargo Bank Minnesota, National Association as Conversion Agent for the Securities.

                                   ARTICLE VII

                         CONCERNING THE SECURITYHOLDERS

          SECTION 7.01. Action by Securityholders.

          Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article VIII, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

          If the Company shall solicit from the Securityholders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action or to revoke any such action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action or revocation may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Securities shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          SECTION 7.02. Proof of Execution by Securityholders.

          Subject to the provisions of Section 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Security Register or by a certificate of the Security registrar. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

          The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.06.

          SECTION 7.03. Who Are Deemed Absolute Owners.

          Prior to due presentment for registration of transfer of any Security, the Company, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Security registrar may deem the person in whose name such Security shall be registered upon the Security Register to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of and premium, if any Redemption Price, Purchase Price and Change in Control Purchase Price and (subject to Section 2.06) interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

          SECTION 7.04. Securities Owned by Company Deemed Not Outstanding.

          In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company (other than Xerox Funding and Xerox Capital) or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Company or any such other obligor or person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

          SECTION 7.05. Revocation of Consents; Future Holders

Bound.

          At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor), subject to Section 7.01, the serial number of which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.

                                  ARTICLE VIII

                            SECURITYHOLDERS' MEETINGS

          SECTION 8.01. Purposes of Meetings.

          A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article VIII for any of the following purposes:

          (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article V;

          (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VI;

          (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

          (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.

          SECTION 8.02. Call of Meetings by Trustee.

          The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 8.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Securityholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities at their addresses as they shall appear on the Securities Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

          SECTION 8.03. Call of Meetings by Company or Securityholders.

          In case at any time the Company pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of Securityholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section 8.02.

          SECTION 8.04. Qualifications for Voting.

          To be entitled to vote at any meeting of Securityholders a person shall (a) be a holder of one or more Securities or (b) a person appointed by an instrument in writing as proxy by a holder of one or more Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          SECTION 8.05. Regulations.

          Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

          The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 8.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

          Subject to the provisions of Section 8.04, at any meeting each holder of Securities or proxy therefor shall be entitled to one vote for each $50 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section
8.02 or 8.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

          SECTION 8.06. Voting.

          The vote upon any resolution submitted to any meeting of holders of Securities shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

          Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE IX

                                   AMENDMENTS

          SECTION 9.01. Without Consent of Securityholders.

          The Company and the Trustee may from time to time and at any time amend the Indenture, without the consent of the Securityholders, for one or more of the following purposes:

          (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article X hereof;

          (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Securityholders as the Board of Directors and the Trustee shall consider to be for the protection of the Securityholders, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

          (c) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

          (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not materially adversely affect the interests of the holders of the Securities;

          (e) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities;

          (f) to make provision for transfer procedures, certification, book-entry provisions, the form of restricted securities legends, if any, to be placed on Securities, minimum denominations and all other matters required pursuant to Section 2.07 or otherwise necessary, desirable or appropriate in connection with the issuance of Securities to holders of Xerox Funding Debentures in the event of a distribution of Securities by Xerox Funding following an Exchange Event;

          (g) to qualify or maintain qualification of this Indenture under the Trust Indenture Act; or

          (h) to make any change that does not adversely affect the rights of any Securityholder in any material respect.

          The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture to effect such amendment, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise

          Any amendment to the Indenture authorized by the provisions of this
Section 9.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

          SECTION 9.02. With Consent of Securityholders.

          With the consent (evidenced as provided in Section 7.01) of the holders of a majority in aggregate principal amount of the Securities at the time outstanding, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time amend the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such amendment or modification shall without the consent of the holders of each Security then outstanding and affected thereby (i) change the Maturity Date of any Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, reduce the Redemption Price, Purchase Price or Change in Control Purchase Price, make any change that adversely affects the right to convert any Security, make any change that adversely affects the right to require the Company to purchase the Securities in accordance with the terms thereof and of this Indenture, modify the provisions of this Indenture relating to the subordination of the Securities or the right to commence a Direct Action in a manner adverse to the Securityholders, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Securities, or impair or affect the right of any Securityholder to institute suit for payment thereof, or (ii) reduce the aforesaid percentage of Securities the holders of which are required to consent to any such modification or amendment to the Indenture or waive compliance by the Company or Xerox Funding, as the case may be, with any covenant or waive any past default, provided, however, that (i) if the Securities are held solely by Xerox Funding and no Trust Securities are outstanding, such amendment or modification shall not be effective until the holders of a majority in principal amount of Xerox Funding Debentures shall have consented to such amendment or modification; provided, further, that if the consent of the holder of each outstanding Security is required, such amendment or modification shall not be effective until each holder of the Xerox Funding Debentures shall have consented to such amendment or modification and (ii) if the Xerox Funding Debentures are held solely by the Property Trustee, such amendment or modification shall not be effective until the holders of a majority in liquidation amount of Trust Securities shall have consented to such amendment or modification; provided, further, that if the consent of the holder of each outstanding Security is required, such amendment or modification shall not be effective until each holder of the Trust Securities shall have consented to such amendment or modification.

          Upon the request of the Company accompanied by a copy of a resolution of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture affecting such amendment, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Company, setting forth in general terms the substance of such supplemental indenture, to the Securityholders as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          It shall not be necessary for the consent of the Securityholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          SECTION 9.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures.

          Any supplemental indenture executed pursuant to the provisions of this
Article IX shall comply with the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this
Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 9.04. Notation on Securities.

          Securities authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this
Article IX may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Securities then outstanding.

          SECTION 9.05. Evidence of Compliance of Supplemental Indenture to be Furnished Trustee.

          The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article IX.

          The Trustee may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.

                                    ARTICLE X

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

          SECTION 10.01. Company May Consolidate, etc., on Certain Terms.

          Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company, as the case may be), or successive consolidations or mergers in which the Company, or its successor or successors, as the case may be, shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of all or substantially all of the property of the Company, or its successor or successors, as the case may be, as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Company, or its successor or successors, as the case may be) authorized to acquire and operate the same; provided, that (a) the Company is the surviving Person, or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, conveyance,transfer or lease of property is made is a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia, and (b) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment or delivery of all amounts due on the Securities according to their tenor and the due and punctual performance and observance of all the obligations, covenants and conditions of this Indenture and the Guarantees to be kept or performed by the Company shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act, as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the Person formed by such consolidation, or into which the Company, shall have been merged, or by the Person which shall have acquired such property, as the case may be, and (c) after giving effect to such consolidation, merger, sale, conveyance, transfer or lease, no Default or Event of Default shall have occurred and be continuing.

          SECTION 10.02. Successor Corporation to be Substituted for Company.

          In case of any such consolidation, merger, conveyance or transfer and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment or delivery of all amounts due on all of the Securities and the due and punctual performance and observance of all of the obligations, covenants and conditions of this Indenture to be performed or observed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the Company thereupon shall be relieved of any further liability or obligation hereunder or upon the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of Xerox Corporation, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee or the Authenticating Agent for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Indentures had been issued at the date of the execution hereof.

          SECTION 10.03. Opinion of Counsel to be Given Trustee.

          The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or lease, and any assumption, permitted or required by the terms of this Article X complies with the provisions of this
Article X.

                                   ARTICLE XI

                     SATISFACTION AND DISCHARGE OF INDENTURE

          SECTION 11.01. Discharge of Indenture.

          When (a) the Company shall deliver to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) and not theretofore cancelled, or (b) all the Securities not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee, in trust, money, U.S. Government Obligations or a combination thereof sufficient to pay on the Maturity Date or upon redemption all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.08) not theretofore cancelled or delivered to the Trustee for cancellation, including principal and premium, if any, Redemption Price or Purchase Price and interest due or to become due to the Maturity Date or redemption date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of or premium, if any, Redemption Price or Purchase Price or interest on the Securities (1) theretofore repaid to the Company in accordance with the provisions of Section 11.04, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.02, 2.07, 2.08, 3.01, 3.02, 3.04, 6.06, 6.10, 11.04 and 15.01 hereof, and Article XVI which shall survive until such Securities shall mature and be paid. Thereafter, Sections 6.06, 6.10 and 11.04, and Article XVI shall survive, and the Trustee, on demand of the Company accompanied by any Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

          SECTION 11.02. Deposited Moneys to be Held in Trust by Trustee.

          Subject to the provisions of Section 11.04, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Securities for the payment of which such moneys or U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, Redemption Price and Purchase Price, and interest.

          SECTION 11.03. Paying Agent to Repay Moneys Held.

          Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon written demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

          SECTION 11.04. Return of Unclaimed Moneys.

          Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of or premium, if any, Redemption Price or Purchase Price or interest on Securities and not applied but remaining unclaimed by the holders of Securities for two years after the date upon which the principal of or premium, if any, Redemption Price or Purchase Price or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on Company Request; and the holder of any of the Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease.

          SECTION 11.05. Defeasance Upon Deposit of Moneys or U.S. Government Obligations.

          (a) The Company shall be deemed to have been Discharged (as defined below) from its respective obligations with respect to the Securities upon satisfaction of the applicable conditions set forth below with respect to such
Securities:

                    (i) The Company shall have deposited or caused to be deposited irrevocably with the Trustee or the Defeasance Agent as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series (A) money in an amount, or (B) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination of (A) and (B), sufficient, in the opinion (with respect to (B) and (C)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal of, and interest and premium, if any, Redemption Price and Purchase Price on, the outstanding Securities on the dates such amounts are due;

                    (ii) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit; and

                    (iii) the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that holders of the Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of the exercise of the option under this Section 11.05 and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised.

          (b) "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and to have satisfied all the obligations under this Indenture relating to the Securities (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except
(A) the rights of holders of Securities of such series to receive, from the trust fund described in clause (1) above, payment of all amounts due and payable on such Securities when such payments are due; (B) the Company's obligations with respect to such Securities under Sections 2.07, 2.08, 3.02, 3.04, 5.03,
11.04 and 15.01 and Article XVI hereof; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

          (c) "Defeasance Agent" means another financial institution which is eligible to act as Trustee hereunder and which assumes all of the obligations of the Trustee necessary to enable the Trustee to act hereunder. In the event such a Defeasance Agent is appointed pursuant to this section, the following conditions shall apply:

                    (i) The Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities;

                    (ii) The Defeasance Agent shall provide verification to the Trustee acknowledging receipt of sufficient money and/or U.S. Government Obligations to meet the applicable conditions set forth in this Section 11.05.

                                   ARTICLE XII

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

          SECTION 12.01. Indenture and Securities Solely Corporate Obligations.

          No recourse for the payment of the principal of or premium, if any, Purchase Price, Redemption Price, Change in Control Purchase Price or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person to the Company, either directly or through the Company or any successor Person to the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

          SECTION 13.01. Successors.

          All the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall bind the Company's successors and assigns whether so expressed or not.

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          SECTION 13.02. Official Acts by Successor Corporation.

          Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

          SECTION 13.03. Surrender of Company Powers.

          The Company by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company, and thereupon such power so surrendered shall terminate both as to the Company, as the case may be, and as to any successor Person.

          SECTION 13.04. Addresses for Notices, etc.

          Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Company may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee for the purpose) to the Company, 800 Long Ridge Road, P.O. Box 1600, Stamford, CT 06904-1600,
Attention: Vice President, Treasurer and Secretary. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of the Trustee, Sixth and Marquette, MAC N9303-120, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services (unless another address is provided by the Trustee to the Company for the purpose). Any notice or communication to a Holder shall be mailed by first class mail to his or her address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

          SECTION 13.05. Governing Law.

          This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State, without regard to conflicts of laws principles thereof.

          SECTION 13.06. Evidence of Compliance with Conditions Precedent.

          Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (except pursuant to Section 3.05) shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          SECTION 13.07. Business Days.

          In any case where the date of payment of principal of or premium, if any, or interest on the Securities will not be a Business Day, the payment of such principal of or premium, if any, Purchase Price, Redemption Price or Change in Control Purchase Price or interest on the Securities need not be made on such date but may be made on the next succeeding Business Day (except that if such next succeeding Business Day falls in a subsequent calendar year, such payment shall be made on the Business Day next preceding such date of payment), with the same force and effect as if made on such date payment was originally payable, and no interest shall accrue for the period from and after such date.

          SECTION 13.08. Trust Indenture Act to Control.

          If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          SECTION 13.09. Table of Contents, Headings, etc.

          The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

          SECTION 13.10. Execution in Counterparts.

          This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

          SECTION 13.11. Separability.

          In case any one or more of the provisions contained in this Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of the Securities, but this Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

          SECTION 13.12. Assignment.

          The Company will have the right at all times to assign any

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of its respective rights or obligations under this Indenture to a direct or indirect wholly owned Subsidiary of the Company, provided that, in the event of any such assignment, the Company will remain primarily liable for all its obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

          SECTION 13.13. Acknowledgement of Rights.

          The Company acknowledges that, with respect to any Securities held by Xerox Funding so long as the Xerox Funding Debentures are held by Xerox Capital or a trustee of such trust, if the Property Trustee of Xerox Capital fails to enforce its rights under the Xerox Funding Indenture to cause Xerox Funding as the holder of the Securities held as the assets of Xerox Funding any holder of Trust Preferred Securities may institute legal proceedings directly against the Company to enforce such Property Trustee's rights under the Xerox Funding Indenture without first instituting any legal proceedings against such Property Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay principal of or premium, if any, Purchase Price, Redemption Price or Change in Control Purchase Price or interest on the Securities when due, the Company acknowledges that a holder of Trust Preferred Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or premium, if any, Purchase Price, Redemption Price or Change in Control Purchase Price or interest on the Securities having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities of such holder on or after the respective due date specified in the Securities.

          Furthermore, the Company acknowledges that, so long as the Securities are held by Xerox Funding and no Trust Securities are outstanding, the holders of the Xerox Funding Debentures shall have the right to enforce Xerox Funding's rights as the holder of Securities under this Indenture. Any holder of Xerox Funding Debentures may institute legal proceedings directly against the Company to enforce such holder's rights under this Indenture without first instituting any legal proceedings against Xerox Funding or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay or deliver any amounts on the Securities when due, the Company acknowledges that a holder of Xerox Funding Debentures may directly institute a proceeding for enforcement of payment or delivery to such holder of such amounts on the Securities having a principal amount equal to the aggregate principal amount of the Xerox Funding Debentures of such holder on or after the respective due date specified in the Securities.

                                   ARTICLE XIV

                                   REDEMPTION

          SECTION 14.01. Optional Redemption by Company.

          Subject to the provisions of this Article XIV, the Company may at its option (i) on and after the Initial Optional Redemption Date, redeem the Securities in whole or in part, at the applicable Special Redemption Price and
(ii) if a Special Event shall occur and be continuing,

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redeem the Securities in whole (but not in part) at any time prior to the
Initial Optional Redemption Date and within 90 days of the occurrence of such Special Event, at the Regular Redemption Price.

          If the Securities are only partially redeemed pursuant to this Section 14.01, the Securities will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided, that if at the time of redemption the Securities are registered as a Global Security, the Depositary shall determine, in accordance with its procedures, the principal amount of such Securities held for the account of its participants to be prepaid. The applicable Redemption Price shall be paid prior to 12:00 noon, New York time, on the date of such redemption or at such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the applicable Redemption Price by 10:00 a.m., New York time, on the date such Redemption Price is to be paid.

          SECTION 14.02. No Sinking Fund.

          The Securities are not entitled to the benefit of any sinking fund.

          SECTION 14.03. Notice of Redemption; Selection of Securities.

          In the event the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Securities so to be redeemed as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

          Each such notice of redemption shall specify the CUSIP number of the Securities to be redeemed, the date fixed for redemption, the Redemption Price at which the Securities are to be redeemed (or the method by which such Redemption Price is to be calculated), the place or places of payment, that payment will be made upon presentation and surrender of the Securities, that interest accrued to but excluding the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities are to be redeemed, the notice of redemption shall specify the numbers of the Securities to be redeemed. In case any Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities in principal amount equal to the unpaid portion thereof will be issued.

          By 10:00 a.m. New York time on the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption.

          The Company will give the Trustee notice not less than 45 days prior to the redemption date (unless a shorter time shall be satisfactory to the Trustee) as to the aggregate principal amount of Securities to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities or portions thereof (in integral multiples of $50, except as otherwise set forth in the applicable form of Security) to be redeemed.

          SECTION 14.04. Payment of Securities Called for Redemption.

          If notice of redemption has been given as provided in Section 14.03, the Securities or portions of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price (subject to the rights of holders of Securities on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the redemption date), and on and after said date (unless the Company shall default in the payment of such Securities at the applicable Redemption Price) interest on the Securities or portions of Securities so called for redemption shall cease to accrue. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be redeemed by the Company at the applicable Redemption Price (subject to the rights of holders of Securities on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the redemption date).

          Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations, in principal amount equal to the remaining portion of the Security so presented.

          SECTION 14.05. Conversion Arrangement on Call for Redemption. In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment banking institutions or other purchasers to purchase such Securities by paying to the Trustee in trust for the Securityholders, on or prior to 10:00 a.m. New York City time on the applicable date fixed for redemption, an amount that, together with any amounts deposited with the Trustee by the Company for the redemption of such Securities, is not less than the Redemption Price of such Securities. Notwithstanding anything to the contrary contained in this Article XIV, the obligation of the Company to pay the Redemption Prices of such Securities shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article XVI) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the second Business Day prior to the date fixed for redemption, subject to payment of the above amount as aforesaid. The Trustee shall hold and pay to the holders whose Securities are selected for redemption any such amount paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                   ARTICLE XV

                                    PURCHASE

          SECTION 15.01. Purchase of Securities at Option of the Holder.

          (a) General. Securities shall be purchased by the Company on December 4, 2004, November 27, 2006, November 27, 2008, November 27, 2011 and November 27, 2016 (each, a "Purchase Date"), at the purchase price of $50 per Security, plus accrued and unpaid interest thereon to but excluding the date of purchase (the "Purchase Price"), at the option of the holder thereof, upon: (i) delivery to the Paying Agent, by the holder of a written notice of purchase (a "Purchase Notice") at any time from the opening of business on the date that is at least 20 Business Days prior to a Purchase Date until the close of business on the second Business Day immediately preceding such Purchase Date stating:

                              (A) the certificate number and CUSIP number of the
                    Securities which the Holder will deliver to be purchased,

                              (B) the portion of the aggregate principal amount
                    of the Securities which the holder will deliver to be purchased, which portion must be a minimum principal amount of $50 or any integral multiple thereof,

                              (C) that such Securities shall be purchased as of
                    the Purchase Date pursuant to the terms and conditions specified herein, and

                              (D) with respect to a purchase on any Purchase
                    Date, in the event the Company elects, pursuant to Section 15.01(b), to pay the Purchase Price as of such Purchase Date, in whole or in part, in shares of Common Stock but such portion of the Purchase Price shall ultimately be payable to such holder entirely in cash because any of the conditions to payment of the Purchase Price (or a portion thereof) in Common Stock is not satisfied prior to the close of business on the Business Day immediately preceding such Purchase Date, as set forth in Section 15.01(d), whether such Holder elects (i) to withdraw such Purchase Notice as to some or all of the Securities to which such Purchase Notice relates (stating the principal amount and certificate numbers of the Securities as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Purchase Price for all

                    Securities (or portions thereof) to which such Purchase Notice relates; and

                    (ii) delivery of such Security to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 15.01 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice, as determined by the Company and such Purchase Notice shall not be validly withdrawn by the holder.

          If a holder, in such holder's Purchase Notice and in any written notice of withdrawal delivered by such holder pursuant to the terms of Section 15.03, fails to indicate such holder's choice with respect to the election set forth in clause (D) of Section 15.01(a)(i), such Holder shall be deemed to have elected to receive cash in respect of the Purchase Price for all Securities subject to such Purchase Notice in the circumstances set forth in such clause
(D).

          The Company shall purchase from the holder thereof, pursuant to this
Section 15.01, a portion of a Security if the principal amount of such portion is $50 or any integral multiple of $50. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

          Any purchase by the Company contemplated pursuant to the provisions of this Section 15.01 shall be consummated by the delivery of the consideration to be received by the holder promptly following the later of the Purchase Date and the time of delivery of the Security.

          Notwithstanding anything herein to the contrary, any holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 15.01(a) shall have the right to withdraw such Purchase Notice at any time prior to the close of business on the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 15.03.

          The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

          (b) Company's Right to Elect Manner of Payment of Purchase Price. The Securities to be purchased pursuant to Section 15.01(a) may be paid for, at the election of the Company, in U.S. legal tender ("cash") or Common Stock, or in any combination of cash and Common Stock, subject to the conditions set forth in Sections 15.01(c) and (d). For any repurchase pursuant to this Section 15.01 on any Purchase Date, the Company shall designate, in the Company Notice delivered pursuant to Section 15.01(e), whether the Company will purchase the Securities for cash or Common Stock, or, if a combination thereof, the percentages of the Purchase Price of Securities in respect of which it will pay in cash or Common Stock; provided that the Company will pay cash for fractional interests in Common Stock. For purposes of determining the existence of potential fractional interests, all Securities subject to purchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented). Each holder whose Securities are purchased pursuant to this

Section 15.01 shall receive the same percentage of cash or Common Stock in payment of the Purchase Price for such Securities, except (i) as provided in
Section 15.01(d) with regard to the payment of cash in lieu of fractional shares of Common Stock and (ii) in the event that the Company is unable to purchase the Securities of a holder or holders for Common Stock because any of the conditions specified in Section 15.01(d) have not been satisfied, the Company may purchase the Securities of such holder or holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its Company Notice to Securityholders except pursuant to Section 15.01(d) in the event of a failure to satisfy, prior to the close of business on the Purchase Date, any condition to the payment of the Purchase Price, in whole or in part, in Common Stock.

          At least three Business Days before the Company Notice Date, the Company shall deliver an Officers' Certificate to the Trustee specifying:

                    (i) the manner of payment selected by the Company,

                    (ii) the information requi red by Section 15.01(e),

                    (iii) if the Company elects to pay the Purchase Price, or a specified percentage thereof, in Common Stock, that the conditions to such manner of payment set forth in Section 15.01(d) have been or will be complied with, and

                    (iv) whether the Company desires the Trustee to give the Company Notice required by Section 15.01(e).

          (c) Purchase with Cash. On each Purchase Date, at the option of the Company, the Purchase Price of Securities in respect of which a Purchase Notice pursuant to Section 15.01(a) has been given, or a specified percentage thereof, may be paid by the Company with cash equal to the aggregate Purchase Price of such Securities.

          (d) Payment by Issuance of Common Stock. On each Purchase Date, at the option of the Company, the Purchase Price of Securities in respect of which a Purchase Notice pursuant to Section 15.01(a) has been given, or a specified percentage thereof, may be paid by the Company by the issuance of a number of shares of Common Stock equal to the quotient obtained by dividing (i) the amount of cash to which the Securityholders would have been entitled had the Company elected to pay all or such specified percentage, as the case may be, of the Purchase Price of such Securities in cash by (ii) 95% of the Market Price of a share of Common Stock, subject to the next succeeding paragraph.

          The Company will not issue a fractional share of Common Stock in payment of the Purchase Price. Instead the Company will pay cash for the current market value of the fractional share. The current market value of a fraction of a share shall be determined by multiplying 95% of the Market Price by such fraction and rounding the product to the nearest whole cent. It is understood that if a holder elects to have more than one Security purchased, the number of shares of Common Stock shall be based on the aggregate amount of Securities to be purchased.

          Upon a payment by Common Stock pursuant to the terms hereof, that portion of accrued interest attributable to the period from the Issue Date to the Purchase Date with respect to the purchased Security shall not be cancelled, extinguished or forfeited but rather shall be deemed paid in full to the holder through the delivery of the Common Stock in exchange for the Security being purchased pursuant to the terms hereof, and the fair market value of such Common Stock (together with any cash payments in lieu of fractional shares of Common Stock) shall be treated as issued, to the extent thereof, first in exchange for the unpaid interest accrued through the Purchase Date, and the balance, if any, of the fair market value of such shares of Common Stock shall be treated as issued in exchange for the principal amount of the Security being purchased pursuant to the provisions hereof.

          The Company's right to exercise its election to purchase the Securities pursuant to Section 15.01 through the issuance of shares of Common Stock shall be conditioned upon:

                    (i) the Company's not having given its Company Notice of an election to pay entirely in cash and its giving of timely Company Notice of election to purchase all or a specified percentage of the Securities with Common Stock as provided herein;

                    (ii) the shares of Common Stock having been admitted for listing or admitted for listing subject to notice of issuance on the principal United States securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a national or regional securities exchange, as quoted on the National Association of Securities Dealers Automated Quotation System;

                    (iii) any necessary qualification or registration under applicable state securities laws or the availability of an exemption from such qualification and registration; and

                    (iv) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the Common Stock are in conformity with this Indenture and
          (B) the shares of Common Stock to be issued by the Company in payment of the Purchase Price in respect of Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Purchase Price in respect of the Securities, will be validly issued, fully paid and non-assessable and, to the best of such counsel's knowledge, free from preemptive rights, and, in the case of such Officers' Certificate, stating that conditions (i), (ii) and (iii) above and the condition set forth in the second sentence of the immediately succeeding paragraph have been satisfied.

          Such Officers' Certificate shall also set forth the number of shares of Common Stock to be issued for each $50 principal amount of Securities and the Sale Price of a share of Common Stock on each Trading Day during the period for which the Market Price is calculated. The Company may pay the Purchase Price (or any portion thereof) in Common Stock only if the information necessary to calculate the Market Price is published in a daily newspaper of national circulation or by other appropriate means. If the foregoing conditions are not satisfied with respect to a holder or holders prior to the close of business on the Purchase Date and the Company has elected to purchase the Securities pursuant to this Section 15.01 through the issuance of shares of Common Stock, the Company shall pay the entire Purchase Price of the Securities of such holder or holders in cash.

          The "Market Price" of the Common Stock means the average of the Sale Prices of the Common Stock for the five-trading-day period ending on the third Business Day prior to the applicable Purchase Date (if the third Business Day prior to the applicable Purchase Date is a Trading Day or, if not, then on the last Trading Day immediately prior thereto), appropriately adjusted to take into account the occurrence, during the period commencing on the first of such Trading Days during such five Trading Day period and ending on such Purchase Date, of any event described in Section 16.06, 16.07, 16.08 or 16.09; subject, however, to the conditions set forth in Sections 16.10 and 16.11.

          (e) Notice of Election. The Company's notice of election to purchase with cash or Common Stock or any combination thereof (the "Company Notice") shall be sent to the holders (and to beneficial owners as required by applicable law) not less than 20 Business Days prior to the applicable Purchase Date or 30 Business Days prior to the applicable Change in Control Purchase Date (the "Company Notice Date"). Any such Company Notice shall state the manner of payment elected and shall contain the following information:

          In the event the Company has elected to pay the Purchase Price (or a specified percentage thereof) with Common Stock, the Company Notice shall:

                    (A) state that each holder will receive Common Stock based on 95% of the Market Price determined as of a specified date prior to the Purchase Date equal to such specified percentage of the Purchase Price of the Securities held by such holder (except any cash amount to be paid in lieu of fractional shares);

                    (B) set forth the method of calculating the Market Price of the Common Stock; and

                    (C) state that because the Market Price of Common Stock will be determined prior to the Purchase Date, holders will bear the market risk with respect to the value of the Common Stock to be received from the date such Market Price is determined to the Purchase Date.

          In any case, each Company Notice shall include a form of Purchase Notice to be completed by a Securityholder and shall state:

                    (i) the Purchase Price and the Conversion Rate (and any adjustments thereto pursuant to Article XVI) with respect to the Securities as of the Purchase Date;

                    (ii) the name and address of the Paying Agent and the Conversion Agent;

                    (iii) that Securities as to which a Purchase Notice has been given may be converted pursuant to Article XVI hereof only if the applicable Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

                    (iv) that Securities must be surrendered to the Paying Agent to collect payment of the Purchase Price;

                    (v) that the Purchase Price for any Security as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Security as described in (iv);

                    (vi) the procedures the holder must follow to exercise rights under Section 15.01 and a brief description of those rights;

                    (vii) briefly, the conversion rights of the Securities and the last date upon which the holder can exercise the conversion rights;

                    (viii) the procedures for withdrawing a Purchase Notice (including, without limitation, for a conditional withdrawal pursuant to the terms of Section 15.01(a)(i)(D) or Section 15.03);

                    (ix) that, unless the Company defaults in making payment of such Purchase Price, interest on Securities surrendered for purchase will cease to accrue on and after the Purchase Date; and

                    (x) the CUSIP number of the Securities.

          At the Company's request, the Trustee shall give such Company Notice in the Company's name and at the Company's expense, provided that the Company makes such request at least 15 days (unless a shorter period shall be acceptable to the Trustee) prior to the date such Company Notice must be mailed; and provided, further, that, in all cases, the text of such Company Notice shall be prepared by the Company.

          Upon determination of the actual number of shares of Common Stock to be issued for each $50 principal amount of Securities, the Company shall publish such determination on the Company's web site or by other appropriate means.

          (f) Covenants of the Company. All shares of Common Stock delivered upon purchase of the Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim and subject to no restriction on transfer other than those that may be applicable at that time to the Trust Securities.

          (g) Procedure upon Purchase. The Company shall deposit cash (in respect of a cash purchase under Section 15.01(c) or for fractional interests, as applicable) or shares of Common Stock, or a combination thereof, as applicable, at the time and in the manner as provided in Section 15.06, sufficient to pay the aggregate Purchase Price of all Securities to be purchased pursuant to this Section 15.01. As soon as practicable after the Purchase Date, the Company shall deliver to each holder entitled to receive Common Stock through the Paying Agent, a certificate (or other evidence of ownership) for the number of full shares of Common Stock issuable in payment of the Purchase Price and cash in lieu of any fractional interests. The person in whose name the certificate for Common Stock is registered shall be treated as a holder of record of shares of Common Stock on the Business Day following the Purchase Date. No payment or adjustment will be made for dividends on the Common Stock the record date for which occurred on or prior to the Purchase Date.

          (h) Taxes. If a holder of a Security is paid in Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of shares of Common Stock. However, the holder shall pay any such tax which is due if the Holder requests the shares of Common Stock to be issued in a name other than the holder's name. The Paying Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations being deducted by the Company.

          SECTION 15.02. Purchase of Securities at Option of the Holder upon a Change in Control.

          (a) If on or prior to December 4, 2004 there shall have occurred a Change in Control, each holder of Securities may require the Company to purchase all or a portion of such Securities, at the option of the holder thereof, at a price equal to the principal amount of such Securities, plus accrued and unpaid interest to but excluding the date of such purchase (the "Change in Control Purchase Price"), on a date that is no later than 45 Business Days after the occurrence of the applicable Change in Control (the "Change in Control Purchase Date"), subject to satisfaction by or on behalf of the holder of the requirements set forth in Sections 15.02(b) and 15.02(c).

          A "Change in Control" shall be deemed to have occurred at such time as either of the following events shall occur:

                    (i) Any "person", including its Affiliates and Associates (other than the Company, its Subsidiaries or the Company's or its Subsidiaries' employee benefit plans) or any "group" file a Schedule 13D or Schedule TO (or any successor schedule, form or report) pursuant to the Exchange Act disclosing that such person (for the purposes of this Section 15.02 only, as the term "person" is used in
          Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), or group has become the beneficial owner of 50% or more, in the aggregate, of the combined voting power of the (x) Capital Stock then outstanding or
          (y) other Capital Stock into which the Common Stock is reclassified or changed, having ordinary power to elect directors or has the power, directly or indirectly, to elect managers, trustees, or a majority of the members of the Company's Board of Directors; provided, however, that a person shall not be deemed the beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (1) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act or an exemption therefrom, and (2) is not also then reportable on
          Schedule 13D (or any successor schedule) under the Exchange Act;

                    (ii) There shall be consummated any share exchange, consolidation or merger of the Company pursuant to which the Common

          Stock would be converted into cash, securities or other property, or the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets, in each case other than pursuant to a share exchange, consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the share exchange, consolidation or merger have, directly or indirectly, at least a majority of the total voting power in the aggregate of all classes of Capital Stock of the continuing or surviving corporation immediately after the share exchange, consolidation or merger; or

                    (iii) The Company is dissolved or liquidated.

          "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

          The terms "person" and "group" shall have the meanings given to them for purposes of Sections 13(d) and 14(d) of the Exchange Act and the term "group" shall include any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act or any successor provision.

          The term "beneficial owner" shall be determined in accordance with Rule 13d-3 under the Exchange Act as in effect on November 27, 2001.

          The number of shares of Common Stock outstanding will be deemed to include, in addition to all outstanding shares of Common Stock and unissued shares of such Common Stock deemed to be held by the "group" or other person with respect to which the Change in Control determination is being made, all unissued shares of Common Stock deemed to be held by all other persons.

          (b) Company's Right to Elect Manner of Payment of Change in Control Purchase Price. The Securities to be purchased pursuant to Section 15.02(a) may be paid for, at the election of the Company, in cash or Common Stock, or in any combination of cash and Common Stock, subject to the conditions set forth in Sections 15.02(c) and (d). For any repurchase pursuant to this Section 15.02 on any Change in Control Purchase Date, the Company shall designate, in the Company Change in Control Notice delivered pursuant to Section 15.02(e), whether the Company will purchase the Securities for cash or Common Stock, or, if a combination thereof, the percentages of the Change in Control Purchase Price of Securities in respect of which it will pay in cash or Common Stock; provided that the Company will pay cash for fractional interests in Common Stock. For purposes of determining the existence of potential fractional interests, all Securities subject to purchase by the Company held by a holder shall be considered together (no matter how many separate certificates are to be presented). Each holder whose Securities are purchased pursuant to this Section
15.02 shall receive the same percentage of cash or Common Stock in payment of the Change in Control Purchase Price for such Securities, except (i) as provided in Section 15.02(d) with regard to the payment of cash in lieu of fractional shares of Common Stock and (ii) in the event that the Company is unable to purchase the Securities of a holder or holders for Common Stock because any of the conditions specified in Section 15.02(d) have not been satisfied, the Company may purchase the Securities of such holder or holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its Company Notice to Securityholders except pursuant to Section 15.02(d) in the event of a failure to satisfy, prior to the close of business on the Change in Control Purchase Date, any condition to the payment of the Change in Control Purchase Price, in whole or in part, in Common Stock.

          At least three Business Days before the Company Change in Control Notice Date, the Company shall deliver an Officers' Certificate to the Trustee specifying:

                    (i) the manner of payment selected by the Company,

                    (ii) the information required by Section 15.02(e),

                    (iii) if the Company elects to pay the Change in Control Purchase Price, or a specified percentage thereof, in Common Stock, that the conditions to such manner of payment set forth in Section 15.02(d) have been or will be complied with, and

                    (iv) whether the Company desires the Trustee to give the Company Change in Control Notice required by Section 15.02(e)

          (c) Purchase with Cash. On each Change in Control Purchase Date, at the option of the Company, the Change in Control Purchase Price of Securities in respect of which a Change in Control Purchase Notice pursuant to Section 15.02(a) has been given, or a specified percentage thereof, may be paid by the Company with cash equal to the aggregate Change in Control Purchase Price of such Securities.

          (d) Payment by Issuance of Common Stock. On each Change in Control Purchase Date, at the option of the Company, the Change in Control Purchase Price of Securities in respect of which a Change in Control Purchase Notice pursuant to Section 15.02(f) has been given, or a specified percentage thereof, may be paid by the Company by the issuance of a number of shares of Common Stock equal to the quotient obtained by dividing (i) the amount of cash to which the Securityholders would have been entitled had the Company elected to pay all or such specified percentage, as the case may be, of the Change in Control Purchase Price of such Securities in cash by (ii) 95% of the Market Price of a share of Common Stock, subject to the next succeeding paragraph.

          The Company will not issue a fractional share of Common Stock in payment of the Change in Control Purchase Price. Instead the Company will pay cash for the current market value of the fractional share. The current market value of a fraction of a share shall be determined by multiplying the 95% of the Market Price by such fraction and rounding the product to the nearest whole cent. It is understood that if a holder elects to have more than one Security purchased, the number of shares of Common Stock shall be based on the aggregate amount of Securities to be purchased.

          Upon a payment by Common Stock pursuant to the terms hereof, that portion of accrued interest attributable to the period from the Issue Date to the Change in Control Purchase Date with respect to the purchased Security shall not be cancelled, extinguished or forfeited but rather shall be deemed paid in full to the Holder through the delivery of the Common Stock in exchange for the Security being purchased pursuant to the terms hereof, and the fair market value of such Common Stock (together with any cash payments in lieu of fractional shares of Common Stock) shall be treated as issued, to the extent thereof, first in exchange for the unpaid interest accrued through the Change in Control Purchase Date, and the balance, if any, of the fair market value of such shares of Common Stock shall be treated as issued in exchange for the principal amount of the Security being purchased pursuant to the provisions hereof.

the Securities pursuant to Section 15.02 through the issuance of shares of Common Stock shall be conditioned upon:

                    (i) the Company's not having given its Company Change in Control Notice of an election to pay entirely in cash and its giving of timely Company Notice of election to purchase all or a specified percentage of the Securities with Common Stock as provided herein;

                    (ii) the shares of Common Stock having been admitted for listing or admitted for listing subject to notice of issuance on the principal United States securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a national or regional securities exchange, as quoted on the National Association of Securities Dealers Automated Quotation System;

                    (iii) the registration of such shares of Common Stock under the Securities Act or the Exchange Act, if required, (it being understood that no such registration shall be required on or after the Resale Restriction Termination Date (as defined in the Declaration));

                    (iv) any necessary qualification or registration under applicable state securities laws or the availability of an exemption from such qualification and registration ; and

                    (v) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the Common Stock are in conformity with this Indenture and
          (B) the shares of Common Stock to be issued by the Company in payment of the Change in Control Purchase Price in respect of Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Change in Control Purchase Price in respect of the Securities, will be validly issued, fully paid and non-assessable and, to the best of such counsel's knowledge, free from preemptive rights, and, in the case of such Officers' Certificate, stating that conditions (i), (ii) and (iii) above and the condition set forth in the second succeeding sentence have been satisfied and, in the case of such Opinion of Counsel, stating that conditions (ii) and (iii) above have been satisfied.

          Such Officers' Certificate shall also set forth the number of shares of Common Stock to be issued for each $50 principal amount of Securities and the Sale Price of a share of Common Stock on each Trading Day during the period for which the Market Price is calculated. The Company may pay the Change in Control Purchase Price (or any portion thereof) in Common Stock only if the information necessary to calculate the Market Price is published in a daily newspaper of national circulation or by other appropriate means. If the foregoing conditions are not satisfied with respect to a Holder or Holders prior to the close of business on the Change in

Control Purchase Date and the Company has elected to purchase the Securities pursuant to this Section 15.02 through the issuance of shares of Common Stock, the Company shall pay the entire Change in Control Purchase Price of the Securities of such holder or holders in cash.

          (e) Notices. Within 30 Business Days after the occurrence of a Change in Control, the Company shall mail a written notice of such Change in Control (the "Company Change in Control Notice") by first-class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). Any such Company Change in Control Notice shall state the manner of payment elected and shall contain the following information:

          In the event the Company has elected to pay the Change in Control Purchase Price (or a specified percentage thereof) with Common Stock, the Company Change in Control Notice shall:

                    (A) state that each holder will receive Common Stock based upon 95% of the Market Price determined as of a specified date prior to the Change in Control Purchase Date equal to such specified percentage of the Change in Control Purchase Price of the Securities held by such Holder (except any cash amount to be paid in lieu of fractional shares);

                    (B) set forth the method of calculating the Market Price of the Common Stock; and

                    (C) state that because the Market Price of Common Stock will be determined prior to the Change in Control Purchase Date, holders will bear the market risk with respect to the value of the Common Stock to be received from the date such Market Price is determined to the Change in Control Purchase Date.

          In any case, such notice shall include a form of Change in Control Purchase Notice to be completed by the Securityholder and shall state:

                    (1) briefly, the events causing a Change in Control and the date of such Change in Control;

                    (2) the date by which the Change in Control Purchase Notice pursuant to this Section 15.02 must be given;

                    (3) the Change in Control Purchase Price;

                    (4) the Change in Control Purchase Date;

                    (5) the name and address of the Paying Agent and the Conversion Agent;

                    (6) the Conversion Rate (including any adjustments thereto pursuant to Article XVI hereof);

                    (7) that Securities as to which a Change in Control Purchase Notice has been given by the holder may be converted pursuant to
          Article XVI hereof only if the Change in Control Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

                    (8) that Securities must be surrendered to the Paying Agent to collect payment of the Change in Control Purchase Price;

                    (9) that the Change in Control Purchase Price for any Security as to which a Change in Control Purchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Change in Control Purchase Date and the time of surrender of such Security as described in (8);

                    (10) briefly, the procedures the Holder must follow to exercise rights under this Section 15.02;

                    (11) briefly, the conversion rights of the Securities and the last date upon which the Holder can exercise the conversion rights;

                    (12) the procedures for withdrawing a Change in Control Purchase Notice;

                    (13) that, unless the Company defaults in making payment of such Change in Control Purchase Price, interest on Securities surrendered for purchase will cease to accrue on and after the Change in Control Purchase Date; and

                    (14) the CUSIP number of the Securities.

          (f) Change in Control Purchase Notice. A Holder may exercise its rights specified in Section 15.02(a) upon delivery of a written notice of purchase (a "Change in Control Purchase Notice") to the Paying Agent at any time prior to the close of business on the Business Day immediately preceding the Change in Control Purchase Date, stating:

                    (1) the certificate number and CUSIP number of the Securities which the holder will deliver to be purchased;

                    (2) the portion of the aggregate principal amount of the Securities which the holder will deliver to be purchased, which portion must be $50 or an integral multiple thereof;

                    (3) that such Securities shall be purchased pursuant to the terms and conditions specified in this Section 15.02; and

                    (4) with respect to a purchase on any Change in Control Purchase Date, in the event the Company elects, pursuant to Section 15.02(b), to pay the Change in Control Purchase Price as of such Change in Control Purchase Date, in whole or in part, in shares of Common Stock but such portion of the Change in Control Purchase Price shall ultimately be payable to such holder entirely in cash because any of the conditions to payment of the Change in Control Purchase Price (or a portion thereof) in Common Stock is not satisfied prior to the close of business on the Business Day immediately preceding such Change in Control Purchase Date, as set forth in Section 15.02(a), whether such holder elects (i) to withdraw such Change in Control Purchase Notice as to some or all of the Securities to which such Change in Control Purchase Notice relates (stating the principal amount and certificate numbers of the Securities as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Change in Control Purchase

          Price for all Securities (or portions thereof) to which such Change in Control Purchase Notice relates; and

          If a holder, in such holder's Change in Control Purchase Notice and in any written notice of withdrawal delivered by such holder pursuant to the terms of Section 15.03, fails to indicate such holder's choice with respect to the election set forth in clause (4) of Section 15.02(f), such holder shall be deemed to have elected to receive cash in respect of the Change in Control Purchase Price for all Securities subject to such Change in Control Purchase Notice in the circumstances set forth in such clause (4).

          The delivery of such Security to the Paying Agent prior to, on or after the Change in Control Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the holder of the Change in Control Purchase Price therefor; provided, however, that such Change in Control Purchase Price shall be so paid pursuant to this Section 15.02 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Change in Control Purchase Notice and such Change in Control Purchase Notice shall not be validly withdrawn by the holder.

          The Company shall purchase from the holder thereof, pursuant to this
Section 15.02, a portion of a Security if the principal amount of such portion is $50 or an integral multiple of $50. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

          Any purchase by the Company contemplated pursuant to the provisions of this Section 15.02 shall be consummated by the delivery of the consideration to be received by the holder promptly following the later of the Change in Control Purchase Date and the time of delivery of the Security to the Paying Agent in accordance with this Section 15.02.

          Notwithstanding anything herein to the contrary, any holder delivering to the Paying Agent the Change in Control Purchase Notice contemplated by this
Section 15.02 shall have the right to withdraw such Change in Control Purchase Notice at any time prior to the close of business on the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 15.03.

          The Paying Agent shall promptly notify the Company of the receipt by it of any Change in Control Purchase Notice or written withdrawal thereof.

          The Company shall not be required to comply with this Section 15.02 if a third party mails a written notice of Change in Control in the manner, at the times and otherwise in compliance with this Section 15.02 and repurchases all Securities for which a Change in Control Purchase Notice shall be delivered and not withdrawn.

          (g) Covenants of the Company. All shares of Common Stock delivered upon purchase of the Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim and subject to no restriction on transfer other than those that may be applicable at that time to the Trust Securities.

          (h) Procedure upon Purchase. The Company shall deposit cash (in respect of a cash purchase under Section 15.02(c) or for fractional interests, as applicable) or shares of Common Stock, or a combination thereof, as applicable, at the time and in the manner as provided in Section 15.06, sufficient to pay the aggregate Change in Control Purchase Price of all Securities to be purchased pursuant to this Section 15.02. As soon as practicable after the Change in Control Purchase Date, the Company shall deliver to each holder entitled to receive Common Stock through the Paying Agent, a certificate (or other evidence of ownership) for the number of full shares of Common Stock issuable in payment of the Change in Control Purchase Price and cash in lieu of any fractional interests. The person in whose name the certificate for Common Stock is registered shall be treated as a holder of record of shares of Common Stock on the Business Day following the Change in Control Purchase Date. No payment or adjustment will be made for dividends on the Common Stock the record date for which occurred on or prior to the Change in Control Purchase Date.

          (i) Taxes. If a holder of a Security is paid in Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of shares of Common Stock. However, the holder shall pay any such tax which is due if the Holder requests the shares of Common Stock to be issued in a name other than the holder's name. The Paying Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations being deducted by the Company.

          SECTION 15.03. Effect of Purchase Notice or Change in Control Purchase Notice. Upon receipt by the Paying Agent of the Purchase Notice or Change in Control Purchase Notice specified in Section 15.01(a) or Section 15.02(f), as applicable, the holder of the Security in respect of which such Purchase Notice or Change in Control Purchase Notice, as the case may be, was given shall (unless such Purchase Notice or Change in Control Purchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Security to the Purchase Date or Change in Control Purchase Date, as the case may be. Such Purchase Price or Change in Control Purchase Price shall be paid to such holder, subject to receipts of funds and/or securities by the Paying Agent, promptly following the later of (x) the Purchase Date or the Change in Control Purchase Date, as the case may be, with respect to such Security (provided the conditions in Section 15.01(a) or Section 15.02(f), as applicable, have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the holder thereof in the manner required by
Section 15.01(a) or Section 15.02(f), as applicable. Securities in respect of which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been given by the holder thereof may not be converted pursuant to
Article XVI hereof on or after the date of the delivery of such Purchase Notice or Change in Control Purchase Notice, as the case may be, unless such Purchase Notice or Change in Control Purchase Notice, as the case may be, has first been validly withdrawn as specified in the following two paragraphs.

          A Purchase Notice or Change in Control Purchase Notice, as the case may be, may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Purchase Notice or Change in Control Purchase Notice, as the case may be, at any time prior to the close of business on the applicable Purchase Date or the Change in Control Purchase Date, as the case may be, specifying:

          (A) the principal amount of the Security with respect to which such notice of withdrawal is being submitted,

          (B) the certificate number and CUSIP number of the Security in respect of which such notice of withdrawal is being submitted, and

          (C) the principal amount, if any, of such Security which remains subject to the original Purchase Notice or Change in Control Purchase Notice, as the case may be, and which has been or will be delivered for purchase by the Company.

          A written notice of withdrawal of a Purchase Notice may be in the form set forth in the preceding paragraph or may be in the form of (i) a conditional withdrawal contained in a Purchase Notice pursuant to the terms of Section 15.01(a)(i)(D) or a Change in Control Purchase Notice pursuant to the terms of
Section 15.02 (f) (4) or (ii) a conditional withdrawal containing the information set forth in Section 15.01(a)(i)(D) or 15.02(f)(4) and the preceding paragraph and contained in a written notice of withdrawal delivered to the Paying Agent as set forth in the preceding paragraph.

          There shall be no purchase of any Securities pursuant to Section 15.01 (other than through the issuance of Common Stock in payment of the Purchase Price, including cash in lieu of fractional shares) or Section 15.02 (other than through the issuance of Common Stock in payment of the Change in Control Purchase Price, including cash in lieu of fractional shares) if there has occurred (prior to, on or after, as the case may be, the giving, by the holders of such Securities, of the required Purchase Notice or Change in Control Purchase Notice, as the case may be) and is continuing an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price, as the case may be) or an event of default under the Trust Securities, other than a default in the payment of the purchase price with respect to such Trust Securities. The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price) in which case, upon such return, the Purchase Notice or Change in Control Purchase Notice with respect thereto shall be deemed to have been withdrawn.

          SECTION 15.04. Deposit of Purchase Price or Change in Control Purchase Price. Prior to 10:00 a.m. New York City time on the Business Day preceding the Purchase Date or the Change in Control Purchase Date, as the case may be, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate thereof is acting as the Paying Agent, shall segregate and hold in trust as provided herein) an amount of money (in immediately available funds if deposited on such Business Day) or Common Stock, if permitted hereunder, sufficient to pay the aggregate Purchase Price or Change in Control Purchase Price, as the case may be, of all the Securities or portions thereof which are to be purchased as of the Purchase Date or Change in Control Purchase Date, as the case may be. After the Purchase Date or the Change in Control Purchase Date, interest shall cease to accrue on such Security, whether or not such Security is delivered to the Paying Agent.

          SECTION 15.05. Securities Purchased in Part. Any Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder thereof or such holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered which is not purchased.

          SECTION 15.06. Covenant to Comply With Securities Laws Upon Purchase of Securities. In connection with any offer to purchase or purchase of Securities under Section 15.01 or 15.02 hereof (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company shall (i) comply with Rule 13e-4 and Rule 14e-1 under the Exchange Act and any other then applicable tender offer rules, (ii) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, and (iii) otherwise comply with all federal and state securities laws so as to permit the rights and obligations under Sections 15.01 and 15.02 to be exercised in the time and in the manner specified in Sections 15.01 and 15.02; provided, that if any of such laws or regulations conflict with the provisions of this Article XV, the compliance by the Company with such laws and regulations shall not be deemed a breach of the Company's obligations under this Article XV, provided, further, that the foregoing shall not relieve the Company of its obligations to pay the Purchase Price on the Purchase Date.

          SECTION 15.07. Repayment to the Company. The Trustee and the Paying Agent shall return to the Company any cash or shares of Common Stock that remain unclaimed as provided herein, together with interest or dividends, if any, thereon, held by them for the payment of the Purchase Price or Change in Control Purchase Price, as the case may be. To the extent that the aggregate amount of cash or shares of Common Stock deposited by the Company exceeds the aggregate Purchase Price or Change in Control Purchase Price, as the case may be, of the Securities or portions thereof which the Company is obligated to purchase as of the Purchase Date or Change in Control Purchase Date, as the case may be, then promptly after the Business Day following the Purchase Date or Change in Control Purchase Date, as the case may be, the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon.

                                   ARTICLE XVI

                                   CONVERSION

          SECTION 16.01. Conversion Privilege. A holder of a Security may convert such Security into Common Stock until the close of business on the second Business Day immediately preceding Maturity Date, subject to the provisions of this Article XVI. The number of shares of Common Stock issuable upon conversion of a Security per $50 of the principal amount thereof (the "Conversion Rate") shall be initially 5.4795 shares of Common Stock, subject to adjustment as set forth herein. The Conversion Price is, as of any date of determination, for each $50 aggregate principal amount of Securities the principal amount thereof divided by the Conversion Rate then in effect.

          A holder may convert a portion of the principal amount of a Security if the portion is $50 or any integral multiple of $50 in excess thereof. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

          SECTION 16.02. Conversion Procedure. So long as any Trust Securities are outstanding, in order to convert Securities into Common Stock, the Holder, or its authorized agent, shall, upon receipt of notice from the conversion agent under the Declaration of a notice of conversion thereunder, (i) elect to convert an equivalent aggregate principal amount of the Securities then held by it into shares of Common Stock by delivering to the Conversion Agent an irrevocable Notice of Conversion setting forth the number of Securities to be converted and the name or names in which the shares of Common Stock are to be issued and (ii) deliver such Common Stock to the Property Trustee for distribution to the holders of the Trust Securities so converted. Upon such delivery, the Conversion Agent shall notify the trustee under the Xerox Funding Indenture of such conversion whereupon an equivalent aggregate principal amount of Xerox Funding Debentures shall be deemed to have been paid in full in accordance with the provisions of the Xerox Funding Indenture.

          On and after the date on which Trust Securities are no longer outstanding, if any Xerox Funding Debentures are outstanding, the Holder, or its authorized agent, shall, upon receipt of notice from the conversion agent under the Xerox Funding Indenture of a notice of conversion thereunder, (i) elect to convert an equivalent aggregate principal amount of the Securities then held by it into shares of Common Stock by delivering to the Conversion Agent an irrevocable Notice of Conversion setting forth the number of Securities to be converted and the name or names in which the shares of Common Stock are to be issued and (ii) deliver such Common Stock to the trustee under the Xerox Funding Indenture for distribution to the holders of the Xerox Funding Debentures so converted.

          If any Trust Securities or Xerox Funding Debentures are outstanding, the Holder agrees that it will not elect to convert any of its Securities other than as provided above.

          On and after the date on which the Trust Securities and the Xerox Funding Debentures are no longer outstanding, in order to convert Securities into Common Stock, the Holder of such Securities shall submit to the Conversion Agent an irrevocable Notice of Conversion to convert Securities on behalf of such Holder, together, if the Securities are in certificated form, with such certificates. The Notice of Conversion shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock are to be issued and (ii) direct the Conversion Agent to immediately convert such Securities into Common Stock and, if applicable, other securities, cash or property (at the Conversion Rate specified in the preceding paragraph) and any cash in lieu of any fractional share determined pursuant to Section 16.03.

          The Company will not make, nor will it be required to make, any payment, allowance or adjustment upon any conversion on account of any unpaid interest, whether or not in arrears, accrued on the Securities surrendered for conversion, or on account of any accrued and unpaid dividends on the shares of Common Stock issued upon such conversion. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which an irrevocable Notice of Conversion relating to such Securities is received by the Conversion Agent in accordance with the foregoing provisions (the "Conversion Date"). As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver (or cause the transfer agent for the Common Stock to deliver) at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the Notice of Conversion, and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

          The Person in whose name the certificate is registered shall be treated as a stockholder of record as of the close of business on the Conversion Date; provided, however, that no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; and such conversion shall be at the Conversion Rate in effect on the date that such Security shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of a Security, such Person shall no longer be a holder of such Security.

          Holders of any Security at the close of business on any record date for any payment on such security will be entitled to receive the amount of such payment notwithstanding such Security having been converted following such record date but on or prior to such payment date.

          No payment or adjustment will be made for dividends on, or other distributions with respect to, any Common Stock except as provided in this
Article XVI. On conversion of a Security, that portion of accrued interest attributable to the period from the Issue Date of the Security through the Conversion Date with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the Security being converted pursuant to the provisions hereof; and the fair market value of such shares of Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as issued, to the extent thereof, first in exchange for interest accrued through the Conversion Date, and the balance, if any, of such fair market value of such Common Stock (and any such cash payment) shall be treated as issued in exchange for the principal amount of the Security being converted pursuant to the provisions hereof.

          If the holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the total principal amount of the Securities converted.

          If the last day on which a Security may be converted is a Legal Holiday, the Security may be surrendered on the next succeeding Business Day that is not a Legal Holiday; provided, however, the Security shall be deemed to have been converted and surrendered as of such last day, notwithstanding the occurrence of a Legal Holiday on such day.

          Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the holder, a new Security in an authorized denomination equal in principal amount to the unconverted portion of the Security surrendered.

          All shares of Common Stock delivered upon any conversion of any Restricted Security shall bear a restrictive legend substantially in the form of the legend required to be set forth on such Restricted Security and shall be subject to the restrictions on transfer provided by such legend and in Section 2.07(a) hereof.

          SECTION 16.03. Fractional Shares. The Company will not issue a fractional share of Common Stock upon conversion of a Security. Instead, the Company will deliver cash for the current market value of the fractional share. The current market value of a fractional share shall be determined, to the nearest 1/1,000th of a share, by multiplying the Sale Price of the Common Stock, on the last Trading Day prior to the Conversion Date, of a full share by the fractional amount and rounding the product to the nearest whole cent.

          SECTION 16.04. Taxes on Conversion. If a holder converts a Security, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the holder shall pay any such tax which is due because the holder requests the shares to be issued in a name other than the holder's name. The Conversion Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the holder's name. Nothing herein shall preclude any tax withholding required by law or regulations by the Company.

          SECTION 16.05. Company to Provide Stock. The Company shall, prior to issuance of any Securities under this Article XVI, and from time to time as may be necessary, reserve out of its authorized but unissued Common Stock a sufficient number of shares of Common Stock to permit the conversion of the Securities.

          All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

          The Company will list or cause to have quoted such shares of Common Stock on each national or regional securities exchange or such other market on which the Common Stock is then listed or quoted.

          SECTION 16.06. Adjustment for Change In Capital Stock. If, after the Issue Date of the Securities, the Company:

          (a) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

          (b) subdivides its outstanding shares of Common Stock into a greater number of shares;

          (c) combines its outstanding shares of Common Stock into a smaller number of shares;

          (d) pays a dividend or makes a distribution on its Common Stock in shares of its Capital Stock (other than Common Stock referred to in (a) above or rights, warrants or options referred to in Section 16.07); or

          (e) issues by reclassification of its Common Stock any shares of its Capital Stock (other than rights, warrants or options referred to in Section 16.07),

then the Conversion Rate in effect immediately prior to such action shall be adjusted so that the holder of a Security thereafter converted may receive the number of shares of Capital Stock of the Company which such holder would have owned immediately following such action if such Holder had converted the Security immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

          If after an adjustment a holder of a Security upon conversion of such Security may receive shares of two or more classes of Capital Stock of the Company, the Conversion Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Article XVI with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Article XVI.

          SECTION 16.07. Adjustment for Rights Issue.

          If after the Issue Date of the Securities, the Company distributes any rights, warrants or options to all holders of its Common Stock entitling them, for a period expiring within 60 days after the record date for such distribution, to purchase shares of Common Stock at a price per share less than the Sale Price of the Common Stock as of the Time of Determination, the Conversion Rate shall be adjusted in accordance with the formula:

                       R'  =  R x          (O + N)
                                    ----------------------
                                      (O + [(N x P)/M)]

          where:

          R' = the adjusted Conversion Rate.

          R = the current Conversion Rate.

          O = the number of shares of Common Stock outstanding on the record date for the distribution to which this Section 16.07 is being applied.

          N = the number of additional shares of Common Stock offered pursuant to the distribution.

          P = the purchase price per share of the additional shares.

          M = the Average Sale Price, minus, in the case of (i) a distribution to which Section 16.06(d) applies or (ii) a distribution to which Section 16.08 applies, for which, in each case, (x) the record date shall occur on or before the record date for the distribution to which this Section 16.07 applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 16.07 applies, the fair market value (on the record date for the distribution to which this Section
16.07 applies) of:

          (a) the Capital Stock of the Company distributed in respect of each share of Common Stock in such Section 16.06(d) distribution; and

          (b) the assets of the Company or debt securities or any rights, warrants or options to purchase securities of the Company distributed in respect of each share of Common Stock in such Section 16.08 distribution.

          The Board of Directors shall determine fair market values for the purposes of this Section 16.07.

          The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights, warrants or options to which this Section 16.07 applies. If all of the shares of Common Stock subject to such rights, warrants or options have not been issued when such rights, warrants or options expire, then the Conversion Rate shall promptly be readjusted to the Conversion Rate which would then be in effect had the adjustment upon the issuance of such rights, warrants or options been made on the basis of the actual number of shares of Common Stock issued upon the exercise of such rights, warrants or options.

          No adjustment shall be made under this Section 16.07 if the application of the formula stated above in this Section 16.07 would result in a value of R' that is equal to or less than the value of R.

          "Average Sale Price" means the average of the Sale Prices of the Common Stock for the shorter of:

                    (i) 30 consecutive Trading Days ending on the last full Trading Day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated, or

                    (ii) the period (x) commencing on the date next succeeding the first public announcement of (a) the issuance of rights, warrants or options or (b) the distribution, in each case, in respect of which the Average Sale Price is being calculated and (y) proceeding through the last full Trading Day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated (excluding days within such period, if any, which are not Trading Days), or

                    (iii) the period, if any, (x) commencing on the date next succeeding the Ex-Dividend Time with respect to the next preceding (a) issuance of rights, warrants or options or (b) distribution, in each case, for which an adjustment is required by the provisions of Section 16.06(d), 16.07 or 16.08 and
(y) proceeding through the last full Trading Day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated (excluding days within such period, if any, which are not Trading Days).

          In the event that the Ex-Dividend Time (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, combination or reclassification to which Section 16.06(a), (b), (c) or (e) applies occurs during the period applicable for calculating "Average Sale Price" pursuant to the definition in the preceding sentence, "Average Sale Price" shall be calculated for such period in a manner determined by the Board of Directors of the Company to reflect the impact of such dividend, subdivision, combination or reclassification on the Sale Price of the Common Stock during such period.

          "Time of Determination" means the time and date of the earlier of (i) the determination of shareholders entitled to receive rights, warrants or options or a distribution, in each case, to which Section 16.07 or 16.08 applies and (ii) the time ("Ex-Dividend Time") immediately prior to the commencement of "ex-dividend" trading for such rights, warrants or options or distribution on the New York Stock Exchange or such other United States national or regional exchange or market on which the Common Stock is then listed or quoted.

          SECTION 16.08. Adjustment for Other Distributions.

          (a) Subject to 16.08(c), if, after the Issue Date of the Securities, the Company distributes to all holders of its Common Stock any of its assets (including shares of capital stock of a Subsidiary other than those referred to in Section 16.08(b) or equity securities of any other Person, but excluding distributions of Capital Stock referred to in 16.06) or debt securities or any rights, warrants or options to purchase securities of the Company (including securities or cash, but excluding (x) distributions of Capital Stock referred to in Section 16.06 and distributions of rights, warrants or options referred to in
Section 16.07 and (y) cash dividends or other cash distributions that are paid out of consolidated current net earnings or earnings retained in the business as shown on the books of the Company unless such cash dividends or other cash distributions are Extraordinary Cash Dividends) the Conversion Rate shall be adjusted, subject to the provisions of Section 16.08(c), in accordance with the formula:

                                R'  =     R x M
                                       ---------
                                          M - F

where:

          R' = the adjusted Conversion Rate.

          R = the current Conversion Rate.

          M = the Average Sale Price, minus, in the case of a distribution to which Section 16.06(d) applies, for which (i) the record date shall occur on or before the record date for the distribution to which this Section 16.08 applies and (ii) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 16.08 applies, the fair market value (on the record date for the distribution to which this Section
16.08 applies) of any Capital Stock of the Company distributed in respect of each share of Common Stock in such Section 16.06(d) distribution.

         F = the fair market value (on the record date for the distribution to which this Section 16.08 applies) of the assets, securities, rights, warrants or options to be distributed in respect of each share of Common Stock in the distribution to which this Section 16.08 is being applied (including, in the case of cash dividends or other cash distributions giving rise to an adjustment, all such cash distributed concurrently).

          The Board of Directors shall determine fair market values for the purposes of this Section 16.08.

          The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution to which this Section 16.08 applies.

          For purposes of this Section 16.08, the term "Extraordinary Cash Dividend" shall mean any cash dividend or distribution with respect to the Common Stock the amount of which, together with the aggregate amount of cash dividends on the Common Stock to be aggregated with such cash dividend in accordance with the provisions of this paragraph, exceeds the threshold percentage set forth in item (i) below. For purposes of item (i) below, the "Ex-Dividend Measurement Period" with respect to a cash dividend on the Common Stock shall mean the 365 consecutive day period ending on the date prior to the Ex-Dividend Time with respect to such cash dividend, and the "Relevant Cash Dividends" with respect to a cash dividend on the Common Stock shall mean the cash dividends on the Common Stock with Ex-Dividend Times occurring in the Ex-Dividend Measurement Period.

                    (i) If, upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the Common Stock, the aggregate amount of such cash dividend together with the amounts of all Relevant Cash Dividends equals or exceeds on a per share basis 15% of the Sale Price of the Common Stock on the last Trading Day preceding the date of declaration by the Board of Directors of the cash dividend or distribution with respect to which this provision is being applied, then such cash dividend together with all Relevant Cash Dividends, shall be deemed to be an Extraordinary Cash Dividend and for purposes of applying the formula set forth above in this Section 16.08, the value of "F" shall be equal to (y) the aggregate amount of such cash dividend together with the amount of all Relevant Cash Dividends, minus (z) the aggregate amount of all Relevant Cash Dividends for which a prior adjustment in the Conversion Rate was previously made under this Section 16.08.

                    (ii) In making the determinations required by item (i) above, the amount of cash dividends paid on a per share basis and the amount of any Relevant Cash Dividends specified in item (i) above, shall be appropriately adjusted to reflect the occurrence during such period of any event described in Section 16.06.

          (b) Subject to Section 16.08(c), if, after the Issue Date, the Company pays a dividend or makes a distribution to all holders of its Common Stock consisting of Capital Stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Company, the Conversion Rate shall be adjusted in accordance with the formula:

                           R'  =  R x   (1 + F/M)

where:

          R' = the adjusted Conversion Rate.

          R = the current Conversion Rate.

     M = the average of the Sale Prices of the Common Stock for the 10 Trading Days commencing on and including the fifth Trading Day after the date on which "ex-dividend trading" commences for such dividend or distribution on The New York Stock Exchange or such other national or regional exchange or market which such securities are then listed or quoted (the "Ex-Dividend Date").

     F = the average of the Sale Prices of the securities distributed in respect of each share of Common Stock for which this Section 16.08(b) applies for the 10 Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date.

          (c) In the event that, with respect to any distribution to which
Section 16.08(a) would otherwise apply, the difference between "M-F" is less than $1.00 or "F" is equal to or greater than "M", then the adjustment provided by Section 16.08(a) or 16.08(b) shall not be made and in lieu thereof the provisions of Section 16.15 shall apply to such distribution.

          (d) If, after the Issue Date of the Securities, a Change in Control occurs prior to November 27, 2004, in which:

                    (i) shareholders of the Company receive consideration per share of Common Stock that is greater than the Conversion Price, without giving effect to the adjustment described below, at the effective time of the Change in Control; and

                    (ii) at least 10%, but less than 75%, of the total consideration paid to shareholders of the Company consists of cash, cash equivalents, securities or other assets (other than publicly-traded securities) ("Non-public Consideration");

then the Conversion Rate shall be adjusted so that, upon conversion of outstanding Securities after such Change in Control, in addition to the securities, cash or other assets deliverable upon the conversion of the Securities under this Section 16.08(e), each holder will receive, in respect of each such Security so converted, a number of the acquiror's publicly traded shares of common stock or other publicly traded securities delivered in connection with the transaction resulting in a Change in Control in accordance with the following formula:

                                 P x (N/T)
                   -------------------------------------
                                     S
where:

P = the present value of the aggregate interest payments that would have been payable on a Security from the Conversion Date of that Security through November 27, 2004, calculated using a discount rate equal to 2.00% plus the yield to maturity of U.S. Treasury securities having a maturity closest to, but not later than November 27, 2004.

N = the value of the Non-public Consideration payable to the Company's shareholders at the effective time of the Change in Control, with the value of any assets or securities other than cash or a publicly-traded security being determined in good faith by the Board of Directors based upon an opinion as to that value obtained from an accounting, appraisal or investment banking firm of international standing.

T = the total value of the Consideration (including Non-public Consideration) payable to the Company's shareholders at the effective time of the Change in Control, with the value of any assets or securities other than cash or publicly-traded security being determined as specified in "N" above.

S = the Sale Price of a share of the acquiror's publicly-traded common stock or other publicly-traded securities delivered in connection with the Change in Control at the effective time of the Change of Control.

provided, that if the consideration per share of Common Stock received by shareholders of the Company in respect of the Change in Control is greater than the Conversion Rate at the effective time of such Change in Control and consists of at least 75% Non-public Consideration or if the acquiror's common stock is not publicly traded, then upon conversion of any outstanding Security that remains outstanding after such Change in Control, in lieu of the foregoing adjustment to the Conversion Price, such holder shall be entitled to receive, in respect of each such Security converted, an additional amount as follows:

                                 P x (N/T)

          SECTION 16.09. Adjustment for Self Tender Offer.

          If, after the Issue Date of the Securities, the Company or any of its Subsidiaries engages in a tender or exchange offer (other than an odd-lot tender offer meeting the requirements of Exchange Act Rule 13e-4(h)(5)) for Common Stock, and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a fair market value that as of the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Sale Price per share of Common Stock as of the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be increased so that it shall equal the rate determined by (A) multiplying the Conversion Rate in effect immediately prior to the Expiration Time by (B) a fraction, the denominator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the

Expiration Time multiplied by the Sale Price per share of Common Stock as of the Trading Day next succeeding the Expiration Time and the numerator of which shall be the sum of (x) the fair market value of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares of Common Stock validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares of Common Stock deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Sale Price per share of Common Stock as of the Trading Day next succeeding the Expiration Time, such increase to become effective as of the opening of business on the Trading Day next succeeding the Expiration Time. In the event that the Company is obligated to purchase shares of Common Stock pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made.

          The Board of Directors, whose determination in good faith shall be conclusive, shall determine fair market values for the purposes of this Section 16.09.

          SECTION 16.10. When Adjustment May Be Deferred. No adjustment in the Conversion Rate need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

          All calculations under this Article XVI shall be made to the nearest cent or to the nearest 1/1,000th of a share, as the case may be.

          SECTION 16.11. When No Adjustment Required. No adjustment need be made for a transaction referred to in Section 16.06, 16.07, 16.08, 16.09 or 16.15 if Securityholders are to participate in the transaction, on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. Such participation by Securityholders may include participation upon conversion provided that an adjustment shall be made at such time as the Securityholders are no longer entitled to participate.

          No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

          No adjustment need be made for a change in the par value or no par value of the Common Stock.

          To the extent the Securities become convertible pursuant to this
Article XVI into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

          Notwithstanding any provision to the contrary in this Indenture, no adjustment shall be made in the Conversion Rate to the extent, but only to the extent, such adjustment results in the following quotient being less than the par value of the Common Stock: (i) $50 (ii) the Conversion Rate as so adjusted.

          No adjustment will be made pursuant to this Article XVI which would result, through the application of two or more provisions hereof, in the duplication of any adjustment.

          SECTION 16.12. Notice of Adjustment. Whenever the Conversion Rate is adjusted, the Trustee shall, at the request and expense of the Company, promptly mail to Securityholders a notice of the adjustment. The Company shall file with the Trustee and the Conversion Agent such notice and a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same to any Holder desiring inspection thereof.

          SECTION 16.13. Voluntary Increase. The Company from time to time may increase the Conversion Rate by any amount for any period of time. Whenever the Conversion Rate is increased, the Trustee shall, at the request and expense of the Company, mail to Securityholders and file with the Trustee and the Conversion Agent a notice of the increase. The Company shall mail the notice at least 15 days before the date the increased Conversion Rate takes effect. The notice shall state the increased Conversion Rate and the period it will be in effect.

          A voluntary increase of the Conversion Rate does not change or adjust the Conversion Rate otherwise in effect for purposes of Section 16.06, 16.07,
16.08 or 16.09.

          SECTION 16.14. Notice of Certain Transactions. If:

          (a) the Company takes any action that would require an adjustment in the Conversion Rate pursuant to Section 16.06, 16.07, 16.08 or 16.09 (unless no adjustment is to occur pursuant to Sections 16.10 or 16.11); or

          (b) the Company takes any action that would require a supplemental indenture pursuant to Section 16.15; or

          (c) there is a liquidation or dissolution of the Company;

then the Trustee shall, at the request of the Company, mail to Securityholders and file with the Trustee and the Conversion Agent a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, binding share exchange, transfer, liquidation or dissolution. The Company shall file and mail the notice at least 15 days before such date. Failure to file or mail the notice or any defect in it shall not affect the validity of the transaction.

          SECTION 16.15. Reorganization of Company; Special Distributions. (a) If the Company is a party to a transaction subject to Section 10.01 (other than a sale or lease of all or substantially all of the assets of the Company in a transaction in which the holders of Common Stock immediately prior to such transaction do not receive securities, cash, property or other assets of the Company or any other person) or a merger or binding share exchange which reclassifies or changes the outstanding Common

Stock, the person obligated to deliver securities, cash or other assets upon conversion of Securities shall enter into a supplemental indenture. If the issuer of securities deliverable upon conversion of Securities is an Affiliate of the successor Company, that issuer shall join in the supplemental indenture.

          (b) The supplemental indenture shall provide that the holder of a Security may convert it into the kind and amount of securities, cash or other assets which such holder would have received immediately after the consolidation, merger, binding share exchange or transfer if such holder had converted the Security immediately before the effective date of the transaction, assuming (to the extent applicable) that such Holder (i) was not a constituent person or an Affiliate of a constituent person to such transaction; (ii) made no election with respect thereto; and (iii) was treated similarly to the plurality of non-electing Holders. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article XVI. The successor Company shall mail to Securityholders anotice briefly describing the supplemental indenture.

          (c) If this Section 16.15 applies, neither Section 16.06 nor 16.07 applies.

          (d) If the Company makes a distribution to all holders of its Common Stock of any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Company that, but for the provisions of
Section 16.08(c), would otherwise result in an adjustment in the Conversion Rate pursuant to the provisions of Section 16.08, then, from and after the record date for determining the holders of Common Stock entitled to receive the distribution, a Holder of a Security that converts such Security in accordance with the provisions of this Indenture shall upon such conversion be entitled to receive, in addition to the shares of Common Stock into which the Security is convertible, the kind and amount of securities, cash or other assets comprising the distribution that such Holder would have received if such Holder had converted the Security immediately prior to the record date for determining the holders of Common Stock entitled to receive the distribution.

          SECTION 16.16. Company Determination Final. Any determination that the Company or the Board of Directors makes pursuant to this Article XIV is conclusive.

          SECTION 16.17. Trustee's Adjustment Disclaimer. The Trustee has no duty to determine when an adjustment under this Article XVI should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section 9.01 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this
Article XVI. Each Conversion Agent shall have the same protection under this
Section 16.17 as the Trustee.

          SECTION 16.18. Simultaneous Adjustments. In the event that this
Article XVI requires adjustments to the Conversion Rate under more than one of Sections 16.06(d), 16.07 or 16.08, and the record dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of
Section 16.06, second, the provisions of Section 16.08 and, third, the provisions of Section 16.07.

          SECTION 16.19. Successive Adjustments. After an adjustment to the Conversion Rate under this Article XVI, any subsequent event requiring an adjustment under this Article XVI shall cause an adjustment to the Conversion Rate as so adjusted.

          SECTION 16.20. Rights Issued in Respect of Common Stock Issued Upon Conversion. Each share of Common Stock issued upon conversion of Securities pursuant to this Article XVI shall be entitled to receive the appropriate number of common stock or preferred stock purchase rights, as the case may be (the "Rights"), if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights agreement adopted by the Company and then in effect, as the same may be amended from time to time (in each case, a "Rights Agreement"). Provided that such Rights Agreement requires that each share of Common Stock issued upon conversion of Securities at any time prior to the distribution of separate certificates representing the Rights be entitled to receive such Rights, then, notwithstanding anything else to the contrary in this
Article XVI, there shall not be any adjustment to the conversion privilege or Conversion Rate as a result of the issuance of Rights, the distribution of separate certificates representing the Rights, the exercise or redemption of such Rights in accordance with any such Rights Agreement, or the termination or invalidation of such Rights.

                                  ARTICLE XVII

                           SUBORDINATION OF SECURITIES

          SECTION 17.01. Agreement to Subordinate.

          The Securities issued hereunder will be subordinate and junior in right of payment to all Senior Indebtedness. No payment of principal (including upon redemption), premium, if any, or interest on the Securities may be made at any time when (i) any Senior Indebtedness is not paid when due, (ii) any applicable grace period with respect to such default has ended and such default has not been cured or waived or ceased to exist, or (iii) the maturity of any Senior Indebtedness has been accelerated because of a default.

          No provision of this Article XVII shall prevent the occurrence of any Default or Event of Default hereunder.

          SECTION 17.02. Default on Senior Indebtedness.

          In the event that, any payment shall be received by the Trustee when such payment is prohibited by Section 17.01, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing, within 90 days of such payment of the amounts then due and owing on such Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of such Senior Indebtedness.

          SECTION 17.03. Liquidation; Dissolution; Bankruptcy.

          Upon any distribution of assets to creditors upon any liquidation, dissolution, winding up, reorganization, assignment for the benefit of creditors, marshaling of assets or any bankruptcy, insolvency, debt restructuring or similar proceedings in connection with any insolvency or bankruptcy proceeding of the Company, all Senior Indebtedness must be paid in full before the holders of the Securities are entitled to receive or retain any payment in respect thereof; and upon any such dissolution or winding-up or liquidation or reorganization or assignment, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Securityholders or the Trustee would be entitled to receive from the Company, except for the provisions of this Article XVII, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Trustee under the Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Securityholders or to the Trustee.

          In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

          For purposes of this Article XVII, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XVII with respect to the Securities to the payment of Senior Indebtedness that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale, conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article X of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 17.03 if such other Person shall, as a part of such consolidation, merger, sale, conveyance, transfer or lease, comply with the conditions stated in Article X of this Indenture.

          SECTION 17.04. Subrogation.

          Subject to the payment in full of all Senior Indebtedness, the rights of the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Securityholders or the Trustee would be entitled except for the provisions of this Article XVII, and no payment over pursuant to the provisions of this Article XVII to or for the benefit of the holders of such Senior Indebtedness by Securityholders or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness of the Company, and the holders of the Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XVII are and are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of such Senior Indebtedness on the other hand.

          Nothing contained in this Article XVII or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness of the Company, as the case may be, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under the Indenture, subject to the rights, if any, under this Article XVII of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

          SECTION 17.05. Trustee to Effectuate Subordination.

          Each Securityholder by such Securityholder's acceptance thereof authorizes and directs the Trustee on such Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XVII and appoints the Trustee such Securityholder's attorney-in-fact for any and all such purposes.

          SECTION 17.06. Notice by the Company.

          The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XVII. Notwithstanding the provisions of this Article XVII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XVII, unless and until a Responsible Officer of the Trustee assigned to the Principal Office of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of
Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 17.06 at least two Business Days prior to the date (i) upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security), or (ii) moneys are deposited in trust pursuant to Article XI, then anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

          The Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee or representative on behalf of such holder), as the case may be, to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article XVII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XVII, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Upon any payment or distribution of assets of the Company referred to in this Article XVII, the Trustee and the Securityholders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XVII.

          SECTION 17.07. Rights of the Trustee; Holders of Senior Indebtedness.

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XVII in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XVII, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Article VI of this Indenture, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Securityholders, the Company or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article XVII or otherwise.

          Nothing in this Article XVII shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

          SECTION 17.08. Subordination May Not Be Impaired.

          (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

          (b) Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article XVII or the obligations hereunder of the holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

          Wells Fargo Bank Minnesota, National Association hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                               XEROX CORPORATION


                               By:
                                   --------------------------------------------
                               Name:
                               Title:


                               WELLS FARGO BANK MINNESOTA, NATIONAL
ASSOCIATION,
                               as Trustee


                               By:
                                   --------------------------------------------
                               Name:
                               Title:


                                                                       EXHIBIT A
                                                                       ---------

                               (FORM OF SECURITY)

          [IF THE SECURITY IS A GLOBAL SECURITY, INSERT: - THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

          UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN

AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.


No.                                                         CUSIP No. 984121 BD4

                                XEROX CORPORATION

            71/2% CONVERTIBLE JUNIOR SUBORDINATED DEBENTURE DUE 2021

          Xerox Corporation, a New York corporation (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of Dollars on November 27, 2021 (the "Maturity Date"), unless previously paid, and to pay interest on the outstanding principal amount hereof from November 27, 2001, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, quarterly in arrears on February 27, May 27, August 27 and November 27 of each year, commencing February 27, 2002 at the rate of 7 1/2% per annum until the principal hereof shall have become due and payable, and at the rate of 7 1/2% per annum on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the rate of 7 1/2% per annum compounded quarterly. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. In the event that any date on which the principal of (or premium, if any), Purchase Price, Redemption Price, Change in Control Purchase Price, or interest on this Security is payable is not a Business Day, then the payment payable on such date will be made on the next succeeding day that is a Business Day (except that if such next succeeding Business Day falls in a subsequent calendar year, such payment shall be made on the Business Day next preceding such date of payment), with the same force and effect as if made on such date payment was originally payable, and no interest shall accrue for the period from and after such date. The amount of interest payable on any Interest Payment Date, the applicable redemption date, the applicable Purchase Date, the Change in Control Purchase Date or the Maturity Date shall include interest accrued from and including the Issue Date or the last Interest Payment Date to which interest has been paid to but excluding such Interest Payment Date, such redemption date, such Purchase Date, such Change in Control Purchase Date, or the Maturity Date, as applicable.

          The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the Business Day or, if none of the Trust Preferred Securities, Xerox Funding Debentures or the Securities are represented by global certificates, the 15th calendar day, immediately preceding the relevant interest payment date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the holders on such regular record date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the holders of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

          The principal of (and premium, if any) Purchase Price, Redemption Price, Change in Control Purchase Price and interest on this Security shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that, payment of interest may be made at the option of the Company by (i) check mailed to the holder at such address as shall appear in the Security Register or
(ii) by transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date. Notwithstanding the foregoing, so long as the Holder of this Security is the Property Trustee, the payment of the principal of (and premium, if any) Purchase Price, Redemption Price, Change in Control Purchase Price, and interest on this Security will be made at such place and to such account as may be designated by the Property Trustee.

          The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

          This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

          The provisions of this Security are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed.


                                     XEROX CORPORATION


                                     By:
                                        Name:
                                        Title


Attest:


By:
   Name:
   Title:


                          CERTIFICATE OF AUTHENTICATION

          This is one of the Securities referred to in the within- mentioned Indenture.

Dated November 27, 2001

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION as Trustee

By
        Authorized Officer


                          (FORM OF REVERSE OF SECURITY)

          This Security is one of the Securities of the Company (herein sometimes referred to as the "Securities"), specified in the Indenture, all issued or to be issued under and pursuant to an Indenture, dated as of November 27, 2001 (the "Indenture"), duly executed and delivered between the Company and Wells Fargo Bank Minnesota, National Association, as Trustee (the "Trustee"), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities.

          Subject to the provisions of Article XIV of the Indenture, the Company may at its option (i) on and after the Initial Optional Redemption Date, redeem the Securities in whole or in part, at the applicable

Special Redemption Price and (ii) if a Special Event shall occur and be continuing, redeem the Securities in whole (but not in part) at any time prior to the Initial Optional Redemption Date and within 90 days of the occurrence of such Special Event, at the Regular Redemption Price.

          If the Securities are only partially redeemed pursuant to Article XIV of the Indenture, the Securities will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided, that if at the time of redemption the Securities are registered as a Global Security, the Depositary shall determine, in accordance with its procedures, the principal amount of such Securities held for the account of its participants to be redeemed. The applicable Redemption Price shall be paid prior to 12:00 noon, New York time, on the date of such redemption or at such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the applicable Redemption Price by 10:00 a.m., New York time, on the date such Redemption Price is to be paid.

          In the event of redemption of this Security in part only, a new Security or Securities for the unpaid portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

          The Securities are convertible into Common Stock of the Company and subject to purchase at the option of the holders hereof as described in the Indenture.

          In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of a majority in aggregate principal amount of the Securities at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of each holder of Securities then outstanding and affected thereby, (i) change the Maturity Date of any Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, reduce the Redemption Price, Purchase Price or Change in Control Purchase Price, make any change that adversely affects the right to convert any Security, make any change that adversely affects the right to require the Company to purchase the Securities in accordance with the terms thereof and of this Indenture, modify the provision of this Indenture relating to the subordination of the Securities or the right to commence a Direct Action, or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture; provided, however, that (i) if the Securities are held solely by Xerox Funding and no Trust Securities are outstanding, such amendment or modification shall not be effective until the holders of a majority in principal amount of Xerox Funding Debentures shall have consented to such amendment or modification; provided, further, that if the consent of the holder of each outstanding Security is required, such amendment or modification shall not be effective until each holder of the Xerox Funding Debentures shall have consented to such amendment or modification and (ii) if the Xerox Funding Debentures are held solely by the Property Trustee, such amendment or modification shall not be effective until the holders of a majority in liquidation amount of Trust Securities shall have consented to such amendment or modification; provided, further, that if the consent of the holder of each outstanding Security is required, such amendment or modification shall not be effective until each holder of the Trust Securities shall have consented to such amendment or modification. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of all of the holders of the Securities, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except a default in the payment of the principal of or premium, if any, Redemption Price, Purchase Price, Change in Control Purchase Price or interest on any of the Securities or a default in respect of any covenant or provision under which the Indenture cannot be modified or amended without the consent of each holder of Securities then outstanding. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future holders and owners of this Security and of any Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the time and place and at the rate and in the money herein prescribed.

          The Company has agreed that it will not (i) declare or pay any dividend on, or make any distribution relating to, or redeem, purchase, acquire, or make a liquidation payment relating to, any of the Company's Capital Stock (which includes common and preferred stock) or (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Company (including any Other Debentures) that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Company of any securities of any Subsidiary of the Company (including any Other Guarantees) if such guarantee ranks pari passu or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock; (b) any declaration of a dividend in connection with the implementation of a stockholder rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (c) payments or deliveries of any consideration under the Guarantees; (d) the purchase of fractional interests in shares of the Company's Capital Stock resulting from a reclassification of such Capital Stock, (e) as a result of an exchange or conversion of any class or series of the Company's Capital Stock for another class or series of the Company's Capital Stock; (f) the purchase of fractional interests in shares of the Company's Capital Stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; (g) any declaration or payment of a dividend on the Company's Series B Convertible Preferred Stock as required under the Company's Restated Certificate of Incorporation, in connection with the operation of the Company's Employee Stock Ownership Plan ("Plan") and (h) the conversion, repurchase or redemption of or other acquisitions of shares of the Company's Capital Stock (including Series B Preferred Stock) in connection with any employee benefit plans or employee stock option plans or any other contractual obligation of the Company, other than a contractual obligation ranking pari passu with or junior to the Securities, if at such time (1) there shall have occurred and be continuing an event of default under the Declaration, (2) there shall have occurred and be continuing an Event of Default under the Indenture or the Xerox Funding Indenture, (3) there shall have occurred and be continuing a payment default under the Declaration, the Indenture or the Xerox Funding Indenture, or
(4) the Company shall be in default with respect to its payment of any obligations under the Guarantees.

          The Securities are issuable only in registered form without coupons in denominations of $50.00 and any integral multiple thereof. As provided in the Indenture and subject to the transfer restrictions limitations as may be contained herein and therein from time to time, this Security is transferable by the holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

          Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any authenticating agent, any paying agent, any transfer agent and the registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and (subject to the Indenture) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any authenticating agent nor any paying agent nor any transfer agent nor any registrar shall be affected by any notice to the contrary.

          No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

          All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.